                               ASSET PURCHASE AGREEMENT


              THIS AGREEMENT made as of the 12th day of November, 1999

BETWEEN:

              WESTBEACH CANADA ULC, a corporation organized and existing under the laws of Nova Scotia and extraprovincially registered in British Columbia

                                                 (the "Vendor")OF THE FIRST PART

AND:

              WESTBEACH SPORTS INC., a corporation organized and existing under the laws of British Columbia

              (the "Purchaser")
                                                              OF THE SECOND PART


WHEREAS:

A. The Vendor operates a wholesale ski and snowboard apparel manufacturing and a retail ski and snowboard equipment apparel and accessories business in the Province of British Columbia and in Austria;

B. The Vendor owns and desires to sell as a going concern the undertaking and interest in all the property and assets used for such business upon and subject to the terms and conditions hereinafter set forth;

C. The Purchaser wishes to purchase the undertaking and interest in all the property and assets used for such business upon and subject to the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) the parties make the agreements and acknowledgements hereinafter set forth:


                                      ARTICLE 1
                                    INTERPRETATION

1.1 DEFINITIONS - Whenever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the respective meanings ascribed to them as follows:

       (a) "ACCOUNTS RECEIVABLE" means all accounts receivable, trade accounts, book debts, bills of exchange, promissory notes and notes receivable owned by or due or accruing due to the Vendor in respect of the Purchased Business and the full benefit of all securities, if any, for such accounts, notes or debts;

       (b) "AGREEMENT" means this Asset Purchase Agreement and all instruments supplemental hereto or in amendment or confirmation; hereof, "hereof", "hereto", and "hereunder" and similar expressions mean and refer to this Agreement and not to any particular Article or Section; "Article", "Section", "paragraph" or "clause" means and refers to the specified article, section, paragraph or clause of this Agreement;

       (c) "CLOSING" means the completion of all of the transactions contemplated by this Agreement;

       (d) "CLOSING DATE" means November 12, 1999 or such other date as the parties hereto may agree as the date upon which the Closing shall take place;

       (e) "CLOSING TIME" means 9:00 p.m. (Vancouver time) on the Closing Date or such other time on the Closing Date as the parties hereto may agree as the time on the Closing Date which the Closing shall take place;

       (f)    "CONFIDENTIAL INFORMATION" means all:

                     (i) financial, business and personal data relating to customers and employees of the Purchased Business;

                     (ii) business and marketing plans, strategies and methods which are not standard industry practice, or which are not generally known in the industry and are used in connection with the Purchased Business; and

                     (iii) studies, customer lists, charts, plans and tables acquired or prepared by and used solely in connection with the Purchased Business;

       (g) "CONTRACTS" includes all contracts, agreements, indentures, commitments, or other instruments whether written or oral and of any nature and kind whatsoever, as more fully described in paragraph 2.1(f);

       (h) "FINANCIAL STATEMENTS" means the unaudited financial statements for the Purchased Business as at and for the financial years ended December 26, 1998 and December 27, 1997, and the interim unaudited financial statements for the Purchased Business for the nine months ended September 25, 1999;

       (i)    "HOLDBACK AMOUNT" has the meaning set forth in paragraph 2.6(b);

       (j)    "HOLDBACK PERIOD" has the meaning set forth in Section 2.8;

       (k) "INVENTORIES" means all inventories of every kind and nature and wheresoever situate owned by the Vendor and used in connection with the Retail Business including, without limiting the generality of the foregoing, all inventory listed on Schedule 1.1(k) hereto and related accessories and all other materials and supplies on hand for the Vancouver Store and the Whistler Store;

       (l) "LEASES" means all leases or agreements in the nature of a lease and any interest therein, whether of real or personal property, to which the Vendor is a party, whether as lessors or lessees, relating to the Purchased Business;

       (m) "LICENCES" shall mean all licenses in the possession, control, or name of the Vendor with respect to the Purchased Assets;

       (n) "PERMITS" shall mean all of the necessary licences and permits required for the conduct and operation of the present and intended use of the Purchased Assets issued by any government, statutory, or other authority having jurisdiction over the Purchased Assets;

       (o) "PREMISES" means the premises occupied by the Vendor at each of the the Vancouver Store, the Whistler Store and the Vancouver Wholesale Location;

       (p) "PREPAIDS" includes all prepaid expenses, deposits and lease payments;

       (q)    "PURCHASE PRICE" has the meaning set forth in Section 2.2;

       (r) "PURCHASED ASSETS" means the undertaking, property and assets referred to in Section 2.1;

       (s) "RETAIL BUSINESS" means the retail ski and snowboard equipment, apparel and accessories business now being carried on by the Vendor;

       (t) "PURCHASED BUSINESS" means the Retail Business and the Wholesale Business;

       (u) "RECORDS" means all personnel records of employees being offered employment by the Purchaser, all inspection records and all other records and books, documents and data relating to the Purchased Assets;

       (v) "SURCHARGE" means the surcharge in the amount of $46,102.41 owing to the landlord by the Vendor under the Lease for the Whistler Store;

       (w) "TRADEMARKS" means the registrations ("Registrations") and applications for registration ("Applications") referred to in
              Schedule 1.1(w), on an "as is, where is" basis;

       (x) "VANCOUVER STORE" means the retail store located at 1766 West 4th Avenue, Vancouver, British Columbia;

       (y) "VANCOUVER WHOLESALE LOCATION" means the premises located at 1328 SE Marine Drive, Vancouver, British Columbia;

       (z) "WARRANTIES" shall mean all outstanding guarantees, warranties, and indemnities obtained for the benefit of the Vendor relative to the Purchased Assets;

       (aa) "WHISTLER STORE" means the retail store located at 117 & 119 - 4350 Lorimer, Whistler, British Columbia;

       (ab) "WHOLESALE BUSINESS" means the wholesale ski and snowboard apparel manufacturing business;

       (ac) "WORKING CAPITAL ADJUSTMENT" means the adjustment to the Purchase Price calculated by:

                     (i) adding to Purchase Price the amount by which the book value of the Inventories on the Closing Date exceeds the amount of CDN$1,393,064, or subtracting from the Purchase Price the amount by which the amount of CDN$1,393,064 exceeds the book value of the Inventories on the Closing Date, as the case may be; and

                     (ii) adding to Purchase Price the amount by which the sum of CDN$1,177,629 plus US$9,861 exceeds the accounts payable on the Closing Date, or subtracting from the Purchase Price the amount by which the accounts payable on the Closing Date exceeds the sum of CDN$1,177,629 plus US$9,861, as the case may be.

1.2 HEADINGS - The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3 NUMBER - In this Agreement and unless the context otherwise requires, words importing the singular number only shall include the plural and vice versa, words importing the neuter gender shall include the masculine and feminine genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa.

1.4 CURRENCY - All references herein to currency are to United States dollars unless otherwise expressly stipulated herein.

1.5 SCHEDULES - The following are the Schedules annexed hereto and incorporated by reference and deemed to be part thereof:

              Schedule 1.1(k)      -      List of Inventory
              Schedule 1.1(w)      -      Trademarks
              Schedule 2.3         -      Allocation of Purchase Price
              Schedule 3.1(f)      -      Financial Statements
              Schedule 3.1(g)      -      Other Liabilities
              Schedule 3.1(i)      -      Encumbrances
              Schedule 3.1(j)      -      Equipment
              Schedule 3.1(k)      -      Conditional Sales Contracts, Title
                                          Retention Documents and Licences
              Schedule 3.1(l)      -      Leases
              Schedule 3.1(n)      -      Employees
              Schedule 3.1(r)      -      Litigation
              Schedule 3.1(x)      -      Other Contracts, Agreements and
                                          Documents


                                      ARTICLE 2
                         PURCHASE AND SALE AND PURCHASE PRICE

2.1 ASSETS TO BE PURCHASED AND SOLD - Subject to the terms and conditions hereof, the Vendor hereby absolutely sells, assigns, transfers and sets over to the Purchaser and the Purchaser hereby accepts such sale, assignment and transfer from the Vendor as, at and from the Closing Time, as a going concern, the undertaking and all of the right, title and interest of the Vendor in and to the property and assets owned by the Vendor or to which the Vendor is entitled and belonging to and used in the Purchased Business of every kind and description, including, without limiting the generality of the foregoing:

       (a) all equipment, computer equipment, computer software, furniture, furnishings, kiosks, accessories and supplies of all kinds owned by the Vendor and used in connection with the Purchased Business, including, without limiting the generality of the foregoing, the equipment and software described in Schedule 3.1(l);

       (b)    all Inventories;

       (c)    all Leases;

       (d) all leasehold improvements, fixtures, counters, racks and displays in the Premises;

       (e)    all Trademarks;

       (f) the full benefit of all contracts, agreements, indentures, commitments or other instruments to which the Vendor is entitled in connection with the Purchased Business, whether written or oral and of any nature or kind whatsoever, including but not limited to all the right, title and interest of the Vendor in, to and under the further agreements and contracts described in Schedule 3.1(x);

       (g) all licences, sublicences, customer lists and business know-how pertaining to the Purchased Business and owned by the Vendor and used in connection with the Purchased Business;

       (h) the goodwill of the Purchased Business including, without limiting the generality of the foregoing, the exclusive right to the Purchaser to represent itself as carrying on business in continuation of and in succession to the Vendor and the right to use any words indicating that the Purchased Business is so carried on, except as otherwise expressly set out herein;

       (i) all refundable sales taxes, excise taxes, municipal taxes and other like taxes and interest thereon refundable to the Vendor in respect of the period commencing at the Closing Time;

       (j) all other property and assets of the Purchased Business, moveable and immoveable, real and personal, tangible or intangible, of every kind and description and wheresoever situate including, without limitation, the full benefit of all representations, warranties, guarantees, indemnities, undertakings, certificates, covenants, agreements and all security therefor received by the Vendor on the purchase or other acquisition of any part of the Purchased Assets; and

       (k) the telephone numbers for the Vancouver Store, the Whistler Store and the Vancouver Wholesale Location and the Vendor's e-mail address and website;


but specifically excluding Accounts Receivable for the Purchased Business and cash on hand as of the Closing Date.

2.2 PURCHASE PRICE - Subject to adjustment pursuant to Sections 2.7 and 2.8, the purchase price payable to the Vendor for the Purchased Assets (the "Purchase Price") shall be the sum of $2,450,000, to be paid according to the provisions of Section 2.6.

2.3 ALLOCATION OF PURCHASE PRICE - The Vendor and the Purchaser agree that the adjusted Purchase Price shall be allocated, for all purposes, among the Purchased Assets in accordance with the provisions of Schedule 2.3.

2.4 TRANSFER TAXES - The Purchaser shall be liable for and shall pay all sales and transfer taxes, federal taxes and all other taxes, duties or other like charges payable upon and in connection with the conveyance and transfer of the Purchased Assets by the Vendor to the Purchaser save and except any income, capital or corporation taxes payable by the Vendor.

2.5    ASSUMPTION OF LIABILITIES AND EMPLOYEES

       (a) The Purchaser agrees to discharge, assume, fulfil and perform (and indemnify the Vendor in respect thereof) only the obligations accruing after the Closing Time in respect of:

                       (i)  customer deposits;

                      (ii) those Purchased Assets referred to in Subsections 2.1(c), 2.1(f) and 2.1(g); and

                     (iii)  all accounts payable for the Retail Business.

       (b) For greater certainty and without limiting the Vendor's obligations, the following debts and liabilities incurred prior to the Closing Date shall remain the responsibility of the Vendor:

                       (i) liabilities for sales, income, corporation, excise or other taxes;

                      (ii) liabilities to shareholders of the Vendor or to any person, firm or corporation not dealing at arm's length (as defined in the Income Tax Act (Canada)) with any of the foregoing;

                     (iii)  accrued wages, vacation pay and sick pay;

                      (iv) liabilities to any employees who are not hired by the Purchaser;

                       (v) liabilities in respect of any obligations not expressly assumed by the Purchaser hereunder;

                      (vi) any liabilities of the Vendor incurred in connection with the conduct of any business of the Vendor other than the Purchased Business; and

                     (vii)  liabilities to any bank or other lender.

       (c) The Purchaser agrees to offer to employ the employees of the Vendor employed in the Purchased Business listed in
              Schedule 3.1(n), including employees on maternity leave (excluding permanently disabled employees and those employees who are on short term disability as of the Closing Date), on terms and conditions not less favourable than as are presently enjoyed by such employees including, without limiting the generality of the foregoing, rates of pay and benefits and recognition of years of service.

2.6 PAYMENT OF PURCHASE PRICE - The Purchase Price shall be payable on the Closing Date as follows:

       (a) by delivery to the Vendor of a certified cheque, a solicitor's trust cheque or a wire transfer of immediately available funds in the amount of $2,100,000; and

       (b) by delivery to Wyndcrest Partners, Ltd. of a certified cheque, a solicitor's trust cheque or a wire transfer of immediately available funds in the amount of $250,000; and

       (c) by the delivery to the Vendor's counsel of a certified cheque, a solicitor's trust cheque or a wire transfer of immediately available funds in the amount of $100,000 (the "Holdback Amount"), which Holdback Amount shall bear interest for the account of the Vendor from and after the Closing Date and which the Vendor's counsel shall hold and disburse in accordance with Section 2.8.

2.7 WORKING CAPITAL ADJUSTMENT - Within five (5) business days of the Closing Date, the Purchaser and Vendor shall cooperate to carry out the Working Capital Adjustment, and any amount payable by one party hereto to the other pursuant to the Working Capital Adjustment shall be paid forthwith upon the determination of such amount.

2.8 HOLDBACK/FINAL ADJUSTMENT - The Vendor's legal counsel shall hold the Holdback Amount in trust for a period of ninety (90) days from the Closing Date (the "Holdback Period"). Upon the expiry of the Holdback Period, the Purchaser and the Vendor shall agree on a final settlement of amounts owing by one party to the other in respect of amounts payable under this Agreement, including (i) adjustment of Prepaids; and (ii) outstanding claims for sales tax, capital tax, property tax, workers' compensation premiums or assessments, and any other taxes or assessments of a like nature.

2.9 ARBITRATION - If under the provisions of Sections 2.7 or 2.8 the Purchaser and the Vendor have failed to agree as to a final settlement of amounts owing, such determination shall be referred to arbitration in accordance with the provisions of the COMMERCIAL ARBITRATION ACT of British Columbia. The arbitration shall be conducted according to the rules specified in such legislation, failing which it shall be conducted according to such rules as the parties shall mutually and reasonably agree upon, failing which it shall be conducted according to such rules as the arbitrator or arbitrators shall specify or mutually and reasonably agree upon. Arbitration shall be before a single independent arbitrator or, if the parties cannot reasonably agree upon a single arbitrator, then before a board of three (3) independent arbitrators, one appointed by each party and the third appointed by the other two arbitrators so appointed, and the decision of the arbitrator or the majority of the board of arbitrators, as the case may be, shall be final and binding upon the parties, and judgment upon the award may be entered and enforced in the same manner as a judgment or order of the Court to the same effect. Arbitration proceedings shall be held in the City of Vancouver, unless mutually and reasonably agreed upon by the parties, and the arbitrator or arbitrators, as the case may be, shall have jurisdiction to award costs, including costs as between a solicitor and its own client.


                                      ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF THE VENDOR

3.1 The Vendor hereby covenants, represents and warrants to the Purchaser that:

       (a) ORGANIZATION AND GOOD STANDING OF THE VENDOR - The Vendor is a corporation duly incorporated, duly organized, validly existing, in good standing and is up to date in all material filings and registrations required under the laws of Nova Scotia and has all necessary corporate power, authority and capacity to own or lease its property and assets and to carry on the Purchased Business as presently conducted by it.

       (b) NO OPTIONS - No person, firm or corporation now has or at the Closing Time will have any right, option, agreement or arrangement capable of becoming an agreement for the acquisition, mortgage, pledge, charge, assignment or encumbrance of any of the Purchased Assets or any interest therein from the Vendor, other than pursuant to customer orders accepted by the Vendor in the ordinary and usual course of business.

       (c) DUE AUTHORIZATION, ETC. - The Vendor has all necessary corporate power, authority and capacity to enter into this Agreement and the other instruments contemplated herein and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other instruments contemplated herein and the consummation of the transactions contemplated hereunder have been duly authorized by all necessary corporate or other action on the part of the Vendor.

       (d) VALID AND BINDING OBLIGATION - This Agreement constitutes and the other instruments contemplated herein when executed will constitute valid and binding obligations of the Vendor, enforceable against the Vendor in accordance with the terms hereof and thereof subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings affecting the rights of creditors generally and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

       (e) NO VIOLATION - The disposition of the Purchased Assets and the entering into and performance of this Agreement and the agreements and other instruments contemplated herein will not violate, contravene, breach or offend against or result in any default under any security agreement, indenture, mortgage, lease, order, undertaking, licence, permit, agreement, instrument, charter or by-law provision, resolution of shareholders or directors, statute, regulation, judgment, decree or law to which the Vendor is a party or by which it may be bound or affected.

       (f) FINANCIAL STATEMENTS - The Financial Statements, copies of which are attached as Schedule 3.1(f), have been prepared in accordance with Canadian generally accepted accounting principles consistently applied.

       (g)    ABSENCE OF UNDISCLOSED LIABILITIES - Except as disclosed in
              Schedule 3.1(g) or elsewhere in this Agreement (including the Schedules hereto) and except for unsecured current obligations and liabilities incurred in the ordinary and usual course of the Purchased Business and which are not materially adverse to the nature and manner of conducting the Purchased Business, or the operations, assets, properties, future and prospects or financial condition of the Purchased Business, the Vendor does not have any outstanding indebtedness or any liabilities or obligations (whether accrued, determinable, absolute, contingent or otherwise) in respect of which the Purchaser may be liable on or after the completion of the transactions contemplated by this Agreement.

       (h) BUSINESS CARRIED ON IN ORDINARY COURSE - The Purchased Business has been carried on in the ordinary and usual course since the date of the Financial Statements and there has been no material change in the affairs, business, prospects, operations or condition of the Purchased Business, financial or otherwise, or arising as a result of any legislative or regulatory change, revocation of any licence or right to do business, fire, explosion, accident, labour problem or otherwise, except changes occurring in the ordinary and usual course of business and which, in the aggregate, have not materially adversely affected and will not materially adversely affect the nature and manner of conducting the Purchased Business, or the operations, assets, properties, future prospects or financial condition of the Purchased Business.

       (i) TITLE TO AND USE OF PROPERTIES - The Vendor is the owner of the Purchased Assets with good and marketable title thereto free and clear of all mortgages, security interests, charges, adverse claims, rights of others, pledges, demands, liens, title retention agreements, or other encumbrances of any nature or kind except as shown in Schedule 3.1(i) hereto. The uses to which the Premises have been put are not in breach or violation in any respect of any statute, by-law, ordinance, regulation, covenant, governmental restriction or official plan, municipal or otherwise. No notice of a public taking has been given regarding the Premises. During the period of occupation of the Premises used in connection with the Purchased Business (including leasehold properties) there has been no handling or discharge of any hazardous substance, waste or pollutant not in compliance with applicable laws or regulations. There are no applicable laws or regulations (whether of an environmental nature or otherwise) which would require that any condition regarding the Premises to be remedied or cleaned up.

       (j) CONDITION AND DESCRIPTION OF THE VENDOR'S ASSETS - All facilities and equipment owned and used by the Vendor in connection with the Purchased Business are and will be on the Closing Date properly maintained, in working condition, reasonable wear and tear excepted, and are in compliance with all applicable laws, regulations, by-laws, ordinances and orders. A Schedule of Fixed Asset Rollforward for the month ended October 30, 1999 in respect of all equipment used in connection with the Purchased Business is attached as Schedule 3.1(j).

       (k) TANGIBLE AND INTANGIBLE PROPERTIES - The Vendor is entitled to use in connection with the Purchased Business all equipment, other personal property and fixtures in the possession or custody of the Vendor which, as of the date hereof, are acquired under a conditional sales contract or other title retention document, or are held under licence or similar arrangement, a list of which and of the conditional sales contracts, title retention documents, licences, agreements or other document relating thereto is set forth in Schedule 3.1(k) and are used solely in the Purchased Business.

       (l) LEASES OF REAL AND PERSONAL PROPERTY - The Vendor is a party to the Leases referred to in Schedule 3.1(l) (in which is specified the parties, the date of execution and expiry date, any option to renew, the location of the leased lands, chattels or premises and the rental payments thereunder) and all interests held by the Vendor as lessee under such Leases are free and clear of any and all mortgages, security interests, charges, adverse claims, rights, pledges, demands, liens, title retention agreements and other encumbrances of any nature or kind whatsoever. Except for the Surcharge, all rental and other payments required to be paid by the Vendor pursuant to such Leases have been duly paid and the Vendor is not otherwise in default in meeting its obligations under any such Leases. There does not exist under any such Leases any right of offset or any adverse claim and the completion of the transactions contemplated by this Agreement will not afford any of the parties thereto (other than the Vendor) the right to terminate such Leases. There are no events or circumstances which could give rise to such parties claiming default by the Vendor under such Leases except as specified in Schedule 3.1(l). No consent of any parties to such Leases (other than the Vendor) is required by reason of the transactions contemplated hereby except as specified in Schedule 3.1(l) nor will such transactions impose any more onerous obligations on the Purchaser under such Leases.

       (m) COMPLIANCE WITH CONTRACTS - Except as otherwise specified herein, the Vendor is not in default under any contract, lease, licence, agreement, indenture, commitment or other instrument, whether written or oral, (including, without limitation, those referred to in the Schedules hereto) to which it is a party or by which it is bound, and there exists no state of facts which after notice or lapse of time or both would constitute such a default and all such contracts, leases, agreements, indentures, commitments or other instruments are now in good standing and in full force and effect and the Vendor is entitled to all rights and benefits thereunder.

       (n) EMPLOYEES - There are set forth in Schedule 3.1(n) hereto the names and titles of all personnel employed or engaged in the Purchased Business to whom the Purchaser has agreed to offer employment, together with particulars of the material terms and conditions of employment or engagement of such persons, including rates of remuneration, benefits and positions held.

       (o) EMPLOYMENT CONTRACTS - The Vendor does not have any written contracts of employment entered into with any employees employed by the Vendor, any oral contracts of employment which are not terminable on the giving of reasonable notice in accordance with applicable law, any management or service agreement (other than service agreements which can be cancelled on not more than thirty (30) days' notice) or any union or collective bargaining agreement.

       (p) UNION RIGHTS AND EMPLOYEE TERMINATION - No trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent:

                       (i) holds bargaining rights with respect to any of the Vendor's employees, whether employed in connection with the Purchased Business or otherwise, by way of certification, interim certification, voluntary recognition, designation or successor rights;

                      (ii) to the best knowledge, information and belief of the Vendor have applied to be certified as the bargaining agent of any of the Vendor's employees, whether employed in connection with the Purchased Business or otherwise; or

                     (iii) to the best knowledge, information and belief of the Vendor have applied to have the Vendor declared a related employer pursuant to applicable labour legislation.

              The Vendor has no knowledge of any current union organizing activity among the employees of the Purchased Business or any other business owned or operated by the Vendor.

       (q) ACCURACY OF BOOKS AND RECORDS - The books and records of the Vendor, financial and otherwise, fairly and correctly set out and disclose in all material respects the financial position of the Vendor in respect of the Purchased Business and all material financial and other transactions of the Vendor relating to the Purchased Business have been accurately recorded in such books and records.

       (r)    LITIGATION AND CLAIMS - Except as disclosed in Schedule 3.1(r):

                       (i) there is no suit, action, litigation, labour grievance or complaint, investigation (including, without limitation, investigations under human rights or health and safety legislation) or administrative, governmental, arbitration or other proceeding (whether or not purportedly on behalf of the Vendor), including without limitation appeals and applications for review, in progress, pending or, to the best of the knowledge, information and belief of the Vendor (after due enquiry) threatened against or relating to the Purchased Business, or affecting the right of the Vendor to enter into this Agreement or perform the Vendor's obligations hereunder;

                      (ii) The Vendor is not aware (after due enquiry) of any existing grounds upon which any suit, action, litigation, labour grievance or complaint, investigation or proceeding referred to in clause (i) above might be commenced with any reasonable likelihood of success;

                     (iii) there is not presently outstanding against the Vendor any judgment, decree, injunction, rule, order or award of any court, governmental department, commission, board, bureau, agency, instrumentality or arbitrator or any settlement agreement binding upon it affecting the Purchased Business; and

                      (iv) there are no open files, notices of violation or outstanding work orders relating to the equipment, building or realty owned or used by the Vendor in relation to the Purchased Business from or required by any police, fire department, sanitation, health, worker safety or factory authorities or any federal, provincial or municipal authority, or any matters under discussion with any such authority or department relating to open files, notice of violation or work orders. No order affecting the Purchased Business has been issued or is expected to be issued by any government ministry, agency or authority.

       (s) COMPLIANCE WITH APPLICABLE LAWS, ETC. - The Vendor is conducting the Purchased Business in compliance in all material respects with all applicable laws, rules, regulations, by-laws and ordinances of the jurisdictions in which the Purchased Business is carried on and is not in breach of any such laws, rules, regulations, by-laws and ordinances. Without limiting the foregoing, the Vendor has obtained all licences, permits or other governmental authorizations necessary to the ownership of its assets and properties or the conduct of the Purchased Business where a failure to obtain same might adversely affect the Purchased Business, operations, assets or condition (financial or otherwise) of the Vendor.

       (t) RESIDENCE OF THE VENDOR - The Vendor is not a non-resident of Canada for the purposes of Section 116 of the INCOME TAX ACT (Canada).

       (u) INVENTORIES - The Vendor has Inventories substantially all of which:

                      (i) consist solely of items of tangible personal property of the kind and quality regularly used or produced in the Purchased Business by the Vendor and which are of marketable quality; and

                     (ii) are saleable in the ordinary and usual course of the Purchased Business for the purpose for which they were intended.

       (v) COPIES OF AGREEMENTS, ETC. - True, correct and complete copies of all leases, agreements, instruments and other documents listed in the Schedules hereto have been delivered to the Purchaser.

       (w) ABSENCE OF UNUSUAL TRANSACTIONS - Since the date of the Financial Statements and without limiting anything elsewhere contained in this Agreement, the Vendor has not:

                       (i) transferred, assigned, sold or otherwise disposed of any of the assets related to the Purchased Business or cancelled any debts or claims except in each case in the ordinary and usual course of the Purchased Business;

                      (ii) incurred or assumed any indebtedness, obligation or liability (whether accrued, determinable, absolute, contingent or otherwise), except those listed in
                            Schedule 3.1(g) and except those which are not materially adverse to the nature and manner of conducting the Purchased Business, or the operations, assets, properties, future prospects or financial condition of the Purchased Business;

                     (iii) suffered an operating loss or any extraordinary loss, or waived any rights of substantial value, or entered into any commitment or transaction not in the ordinary and usual course of the Purchased Business where such loss, rights, commitment or transaction materially adversely affects or which will materially adversely affect the nature and manner of conducting the Purchased Business, or the operations, assets, properties, future prospects or financial condition of the Vendor;

                      (iv) made or made a commitment to make any general wage or salary increases in respect of personnel of the Purchased Business; or

                       (v) except as disclosed in Schedule 3.1(i), mortgaged, pledged, charged, subjected to an adverse claim, granted to others rights in, subjected to a demand, subjected to a title retention agreement, subjected to lien, granted a security interest in or otherwise encumbered any of the Purchased Assets, whether tangible or intangible.

       (x) OTHER MATERIAL CONTRACTS - The Vendor has no outstanding material contract, lease, licence, agreement, indenture, engagement, commitment or other instrument, whether written or oral, of any nature or kind whatsoever (including, without limitation, all tenders, quotations and orders open for acceptance) in connection with the Purchased Business except as otherwise disclosed in this Agreement or in Schedule 3.1(x).

       (y) TRADEMARKS - The Vendor is the legal and beneficial owner of the Trademarks and except as disclosed in Schedule 1.1(w):

                       (i) the Vendor has not granted any rights or licences to use any of the Trademarks to any persons;

                      (ii) the Vendor has not granted to any Person any security interest in any of the Trademarks, except Permitted Encumbrances and Encumbrances that will be discharged upon Closing and no such Permitted Encumbrances or Encumbrances have been recorded or registered against any of the Registrations or Applications;

                     (iii) to the best of the Vendor's knowledge, no Person has commenced or threatened to commence litigation proceedings which call into question the validity of or the Vendor's title and right to use any of the Trademarks or which allege any infringement by the Vendor of any trademark or trade name rights of any other Person;

                      (iv) the Vendor is not aware of any activity or conduct by any other Person which infringes any rights of the Vendor in and to the Trademarks;

                       (v) the Vendor has used the trademarks referred to in the Applications and Registrations which are material to the Business in the form in which such trademarks are registered;

                      (vi) to the best of the Vendor's knowledge, all of the Registrations and Applications disclosed in
                            Schedule 1.1(w) are subsisting, were validly obtained and are in good standing;

                     (vii) to the best of the Vendor's knowledge, no proceedings are pending or have been threatened, under section 45 of the TRADEMARKS ACT (Canada) with respect to any of the Canadian Registrations under any similar provision of any comparable legislation of any other jurisdiction with respect to any of the Registrations made in such other jurisdictions; and

                    (viii) the Trademarks include all trademark applications filed and pending and registrations obtained worldwide to the Closing Date.

              To the best of the Vendor's knowledge, no Person has made a claim of any infringement or breach of any industrial or intellectual property rights by the Vendor, nor has the Vendor received any notice that the conduct of the Business infringes upon or breaches any trademarks, patents, copyrights (including software protected by copyright), service marks, trade names, industrial designs, trade secrets or other industrial or intellectual property rights, domestic or foreign, of any other Person and the conduct of the Business does not infringe upon any trademarks, patents, copyrights, service marks, trade names, industrial designs, trade secrets or other industrial or intellectual property rights, domestic or foreign, of any other Person. The Purchased Assets include all trademarks, patents, copyrights (including software protected by copyright), service marks, trade names, industrial designs, trade secrets or other industrial or intellectual property rights, domestic or foreign, owned by the Vendor and used in connection with the

              Business.

       (z) NO JOINT ASSETS - All of the property and assets of the Purchased Business are used solely for the Purchased Business and for no other purpose.

      (aa) YEAR 2000 - The Vendor makes no warranty as to the suitability of the Purchased Assets for use prior to, during and after the calendar year 2000 A.D. or as to operation during each such time period without error relating to date data, specifically including any error relating to, or the product of date data, which represents or references different centuries or any leap year.

      (ab) FULL DISCLOSURE - None of the foregoing representations and statements of fact contains any untrue statement of material fact or omits to state any material fact necessary to make any such statements or representation not misleading to a prospective purchaser of the Purchased Business seeking full information as to the Vendor and the Purchased Business. Subject to the qualification as to the information, knowledge or belief of the Vendor, where stated, the Vendor has no information or knowledge of any facts relating to the Purchased Business which the Vendor has not disclosed to the Purchaser and which are not within the public domain and which in the aggregate would have a material adverse effect on the financial condition or prospects of the Purchased Business.

3.2 RELIANCE - The Vendor hereby expressly acknowledges that the Purchaser is relying upon the covenants, representations and warranties of the Vendor contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto in connection with the purchase of the Purchased Business hereunder.


                                      ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1 The Purchaser hereby covenants, represents and warrants to the Vendor that:

       (a) ORGANIZATION AND GOOD STANDING - The Purchaser is a corporation duly incorporated and organized, validly existing, in good standing, and is up to date in all of the filings and registrations required under the laws of British Columbia.

       (b) DUE AUTHORIZATION, ETC. - The Purchaser has all necessary corporate power, authority and capacity to enter into this Agreement and the other instruments contemplated herein and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other instruments contemplated herein and the performance of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Purchaser.

       (c) VALID AND BINDING OBLIGATION - This Agreement constitutes and the other instruments contemplated herein when executed will constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof and thereof subject to limitation with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings affecting the rights of creditors generally and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

       (d) NO VIOLATION - The Purchaser is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of the execution and delivery by the Purchaser of this Agreement or the performance by the Purchaser of any of the terms hereof.

4.2 RELIANCE - The Purchaser hereby expressly acknowledges that the Vendor is relying upon the covenants, representations and warranties of the Purchaser contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto in connection with the sale of the Purchased Business hereunder.


                                      ARTICLE 5
                                      NO BROKER

5.1 NO BROKER - Each of the parties hereto represents and warrants to the others that all negotiations relating to this Agreement and the transactions contemplated hereby have been carried on between them directly and without the intervention of any other party in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.


                                      ARTICLE 6
               CONDITIONS PRECEDENT TO THE PERFORMANCE BY THE PURCHASER AND THE VENDOR OF THEIR OBLIGATIONS UNDER THIS AGREEMENT

6.1 PURCHASER'S CLOSING CONDITIONS - The obligation of the Purchaser to complete the purchase of the Purchased Business hereunder shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions precedent, each of which is hereby acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived by the Purchaser in whole or in part:

       (a) TRUTH AND ACCURACY OF REPRESENTATIONS OF THE VENDOR AT CLOSING TIME - All of the representations and warranties of the Vendor made in or pursuant to this Agreement (including the Schedules hereto) or in agreements, certificates or other documents delivered or given pursuant to this Agreement, including, without limitation, the representations and warranties set forth in
              Article 3, shall be true and correct in all material respects as at the Closing Time.

       (b) PERFORMANCE OF OBLIGATIONS - The Vendor shall have complied with and performed in all respects its obligations, covenants and agreements herein.

       (c) CONSENTS, AUTHORIZATIONS AND REGISTRATIONS - All consents, approvals, orders and authorizations of any persons or governmental or administrative authorities (or registrations, declarations, filings or recordings with any such authorities), in form and on terms satisfactory to the Purchaser, acting reasonably, and compliance with any conditions thereof required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions hereof shall have been obtained on or before the Closing Time.

       (d) NO ACTIONS TAKEN RESTRICTING SALE - No action or proceeding by law or in equity shall be pending or threatened by any person, firm, corporation, government, governmental authority, regulatory body or agency to enjoin, restrict or prohibit:

                      (i) the purchase and sale of the Purchased Assets contemplated hereby; or

                     (ii) the right of the Purchaser to conduct the Purchased Business.

       (e) NO DAMAGE - No substantial damage by fire or other hazard to the Purchased Assets shall have occurred from the date hereof to the Closing Time.

       (f) NO MATERIAL ADVERSE CLAIMS - From the date hereof to the Closing Time, no action, suit, proceeding or investigation shall have been commenced or threatened against the Vendor, which, if successful, would have a materially adverse effect on the Purchased Business or the Purchased Assets.

       (g) SOFTWARE - The licences of all software for the Purchased Business shall have been transferred to the Purchaser on terms satisfactory to the Purchaser, acting reasonably.

       (h) EMPLOYEES - The Vendor shall have terminated the employment of all employees employed by the Vendor in the Purchased Business, and shall have provided evidence of termination satisfactory to the Purchaser, acting reasonably.

6.2 VENDOR'S CONDITIONS - The obligation of the Vendor to complete the sale of the Purchased Business hereunder shall be subject to the satisfaction of or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Vendor and may be waived by the Vendor, or either of them, in whole or in part):

       (a) TRUTH AND ACCURACY OF REPRESENTATIONS OF THE PURCHASER AT CLOSING TIME - All of the representations and warranties of the Purchaser made in or pursuant to this

              Agreement (including the Schedule hereto) or in any agreement, certificate or other document delivered or given pursuant to this Agreement, including without limitation the representations and warranties set forth in Article 3, shall be true and correct in all material respects as at the Closing Time and with the same effect as if made at and as of the Closing Time.

       (b) PERFORMANCE OF OBLIGATIONS - The Purchaser shall have complied with and performed in all respects all its obligations, covenants and agreements herein.

6.3 NON-PERFORMANCE OF CONDITIONS FOR THE BENEFIT OF THE PURCHASER - In the event that any of the conditions set forth in Section 6.1 shall not be fulfilled and/or performed at or before the time stipulated therein, the Purchaser may terminate this Agreement by notice in writing to the Vendor, and the Purchaser shall thereupon be released from all obligations under this Agreement.

6.4 NON-PERFORMANCE OF CONDITIONS FOR THE BENEFIT OF THE VENDOR - In the event that any of the conditions set forth in Section 6.2 shall not be fulfilled and/or performed at or before the Closing Time, the Vendor may terminate this Agreement by notice in writing to the Purchaser, and the Vendor shall thereupon be released from all obligations under this Agreement.


                                      ARTICLE 7
                      COVENANTS OF THE VENDOR AND THE PURCHASER

7.1 ACCESS TO BOOKS AND RECORDS - During the period of thirty (30) days following the Closing Date, the Purchaser shall have unrestricted access to make copies of any or all of the books, records, books of account, lists of suppliers and customers of the Vendor and all other documents, files, records and other data, relating to the Purchased Business and the Purchased Assets, including financial records. Following such period, the Purchaser shall continue to have access to such documents, books and records upon providing reasonable advance notice of its requirements. Such documents, books and records shall remain the property of the Vendor.

7.2 LICENCE TO USE NAME - For the period of six (6) months following the Closing Date, the Purchaser shall and hereby does grant to the Vendor a non-transferable, worldwide, royalty-free license to use the name "Westbeach" solely in connection with the remittance of accounts payable which remain the responsibility of the Vendor and the collection of Accounts Receivable and for such other purposes as the Purchaser may approve in writing in advance, such approval not to be unreasonably withheld or delayed. In connection with the foregoing, the Vendor shall conduct itself as it has to date in the ordinary course of its business and shall not do anything whatsoever outside the ordinary course of business which would have the effect of damaging or diminishing the goodwill of the Purchased Business.

7.3 CONFIDENTIALITY - In the event of the termination of this Agreement without consummation of the transactions contemplated hereby, the Purchaser will use its best efforts to keep confidential any information (unless in the public domain) obtained from the Vendor. If this Agreement is so terminated, promptly after such termination, all documents, working papers and other written material obtained from one party in connection with this Agreement and not theretofore made public (including all copies thereof), shall be returned to the party which provided such material.

7.4 NON-WAIVER - No investigations made by or on behalf of the Purchaser at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation, warranty or covenant made by the Vendor herein or in any agreement, certificate or any other document delivered or given pursuant hereto.

7.5 COVENANTS OF THE VENDOR - Without limiting anything elsewhere herein contained, the Vendor covenants and agrees that it shall do the following:

       (a) DELIVERY OF CLOSING DOCUMENTS - At the Closing Time, the Vendor shall deliver to the Purchaser all necessary assurances, assignments and consents, and any other documents necessary or reasonably required to effectively transfer the Purchased Assets to the Purchaser with a good and marketable title, free and clear of all mortgages, liens, demands, charges, pledges, adverse claims, rights, title, retention agreements, security interests or other encumbrances of any nature of kind whatsoever.

       (b) EMPLOYEES - The Vendor shall terminate the employment of the employees employed by the Vendor in the Purchased Business.

       (c) ACTUAL POSSESSION - At the Closing Time, the Vendor shall deliver actual possession of the Purchased Assets to the Purchaser.

       (d) LIMITATION ON DISPOSITIONS - The Vendor shall not sell or otherwise dispose of any assets related to the Purchased Business, without the prior written consent of the Purchaser, other than in the ordinary course of business and consistent with past practice.

       (e) NAME CHANGE - No later than six (6) months following the Closing Date, the Vendor shall discontinue all use of the name "Westbeach" and thereafter never use such name or any confusingly similar names or variations thereof for any purpose, whether as, or as part of, a trade mark, trade name or corporate name.

       (f) PAYMENT OF SURCHARGE - The Vendor shall pay the Surcharge within two business days of the Closing Date.

7.6 COVENANTS OF THE PURCHASER - Without limiting anything elsewhere herein contained, the Purchaser covenants and agrees that the Purchaser shall do the following:

       (a) CORRECTNESS OF REPRESENTATIONS AND WARRANTIES - The Purchaser shall cause each of the covenants, representations and warranties of the Purchaser contained herein, including, without limitation,
              Article 4, to remain true and correct until and at the Closing
              Time.

       (b) EMPLOYEES - The Purchaser shall indemnify and save harmless the Vendor of and from any claim by an employee of the Purchased Business who accepts an offer of employment given by the Purchaser to such employee in compliance with Section 2.5(c).

                                      ARTICLE 8
                       SURVIVAL OF REPRESENTATIONS, WARRANTIES
                    AND COVENANTS OF THE VENDOR AND THE PURCHASER

8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE VENDOR - The representations, warranties and covenants of the Vendor contained in this Agreement or in any agreement, certificate or any other document delivered or given pursuant to this Agreement shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of the Purchaser, shall continue in full force and effect for the benefit of the Purchaser, provided, however, that subject to Article 9:

       (a) the covenants, representations and warranties of the Vendor other than those described in sub-paragraph (b) below shall terminate at the expiration of six (6) months from the Closing Date; and

       (b) those covenants, representations and warranties of the Vendor relating to title to or ownership of the Purchased Assets shall survive indefinitely.

8.2 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER - The covenants, representations and warranties of the Purchaser contained in this Agreement or in any agreement, certificate or any other document delivered or given pursuant to this Agreement shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of the Vendor, shall continue in full force and effect for the benefit of the Vendor until the expiration of the period referred to in paragraph 8.1(a).


                                      ARTICLE 9
                                   INDEMNIFICATION

9.1 THE VENDOR TO INDEMNIFY - Subject to the limitations hereinafter provided in this Article 9, the Vendor covenants and agrees to indemnify and save harmless the Purchaser of and from:

       (a) the failure of the Vendor to pay, satisfy, discharge, perform and fulfil any obligations or liabilities, contingent or otherwise, of the Vendor except those to be expressly assumed by the Purchaser pursuant to this Agreement;

       (b) any claim by any employee of the Purchased Business who refuses to accept an offer of employment given by the Purchaser to such employee in compliance with paragraph 2.5(c) or any claim by any employee of the Purchased Business to whom the Purchaser does not offer employment provided that the indemnity contained in this paragraph 9.1(b) will not apply to any claim by such employee which relates solely to an event occurring after the Closing Time;

       (c) any loss suffered by the Purchaser as a result of any breach of any representation, warranty or covenant of the Vendor contained in this Agreement or in any agreement, certificate or other document delivered or given pursuant to this Agreement; and

       (d) all claims, actions, causes of action, damages, losses, liabilities, demands, costs and expenses (including legal expenses on a solicitor-client basis) in respect of the foregoing or those listed in Schedule 3.1(r).

Subject to the limitations hereinafter provided in this Article 9, the liability of the Vendor under this Section 9.1 shall cease upon the expiration of the respective limitation periods set out in Article 8 unless the Vendor shall have been given notice by the Purchaser of any claim hereunder pursuant to this
Section 9.1 prior to such date in which event the limitation period shall not apply with respect to such claim.

9.2 NOTIFICATION TO THE VENDOR - The Purchaser shall forthwith notify the Vendor of any amounts for which the Vendor may be liable under Section 9.1 and the Vendor shall have the right to participate in any negotiations with respect thereto.

9.3 NO LIMITATION - Nothing contained in this Agreement shall limit the liability of the Vendor to the Purchaser by reason of any fraudulent breach of representation or warranty contained in this Agreement or in any agreement, certificate or other document delivered or given pursuant to this Agreement, or limit the time within which a claim hereunder on account of such fraudulent breach may be made.


                                      ARTICLE 10
                                       CLOSING

10.1 CLOSING DATE AND TRANSFER OF POSSESSION - Subject to compliance with the terms and conditions hereof, the transfer of possession of the Purchased Business shall be deemed to take effect as at the Closing Time. The Vendor covenants and agrees that all acts and proceedings taken by the Vendor in the management and operation of the Purchased Business from the date hereof shall be subject to the prior approval of the Purchaser, which approval shall not be unreasonably withheld.

10.2 CLOSING - The sale and purchase of the Purchased Business hereunder shall be completed at the Closing Time following the exchange in advance by fax, mail or courier of closing documentation or, alternatively, at such location as may be mutually agreed upon by the parties hereto.


                                      ARTICLE 11
                                       GENERAL

11.1 PUBLIC NOTICES - The parties hereto hereby agree that all notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated.

11.2 TIME - Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

11.3 NOTICES - All payments and communications which may be or are required to be given by either party to the other herein, shall (in the absence of any specific provision to the contrary) be in writing and delivered or sent by prepaid registered mail or telecopier to the parties at their following respective addresses:

 For the Vendor, to:         2600 Pringle Road SE
                             Salem, Oregon
                             97302
                             Attn: Blair Mullin
                             Fax No.: (503) 315-1170

 With a copy to:             Russell & DuMoulin
                             2100 - 1075 West Georgia Street
                             Vancouver, British Columbia
                             V6E 3G2
                             Attn: Lynne Charbonneau
                             Fax No.: (604) 631-3172

 For the Purchaser, to:      Westbeach Sports Inc.
                             777 South Flagler Drive
                             Suite 1750
                             Phillips Point - West Building
                             West Palm Beach, Florida
                             33417
                             Attn: John Textor
                             Fax No.: (561) 833-9255

 With a copy to:             MacKenzie Fujisawa Brewer Stevenson
                             1800 - 400 Burrard Street
                             Vancouver, British Columbia
                             V6C 3A6
                             Attn: Judy Williams
                             Fax No.: (604) 685-6494

and if any such payment or communication is sent by prepaid registered mail, it shall, subject to the following sentence, be conclusively deemed to have been received on the third Business Day following the mailing thereof and, if delivered or telecopied, it shall be conclusively deemed to have been received at the time of delivery or transmission.

11.4 GOVERNING LAW - This Agreement and the rights and obligations and relations of the parties hereto shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules).

11.5 ENUREMENT - This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors (including any successor by reason of amalgamation of any party hereto) and permitted assigns.

11.6 ENTIRE AGREEMENT - This Agreement including the Schedules hereto constitutes the entire agreement of the parties and supersedes all prior agreements, negotiations, representations and proposals, whether written or oral. There are no conditions, covenants, representations or warranties, express or implied, statutory or otherwise relating to the subject matter hereof except as herein expressly provided.

11.7 FURTHER ASSURANCES - The parties hereto shall with reasonable diligence do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated hereby, and each party hereto shall provide such further documents or instruments required by the other party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions whether before, at or after the Closing Time. Without limiting the generality of the foregoing, the Purchaser shall execute all documentation requested by and prepared at the expense of the Purchaser in connection with the assignment of the Registrations and Applications.

11.8 AMENDMENT AND WAIVER - No amendment, waiver or modification of any provision of this Agreement shall be binding on a party unless consented to in writing by such party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise expressly provided in writing.

11.9 EFFECTIVE DATE - There shall be no agreement, whether oral, written, express, implied or otherwise notwithstanding any performance between the parties concerning the subject matter of this document, including without limitation by course of conduct, doctrine of part performance, or otherwise, until each party set out herein has duly and validly executed and delivered two copies of this document, at which time such document shall become a valid and binding contract, which shall be referred to as this "Agreement".

11.10 ELECTION UNDER GST - The parties agree that the sale and purchase of the Purchased Business is eligible for an election under subsection 167(1) of the Excise Tax Act (Canada). The parties agree to complete and file such forms and documents necessary to effect this election in compliance with the Excise Tax Act (Canada).

       IN WITNESS WHEREOF the parties hereto have hereunto duly executed this

Agreement as of the day and year first above written.



                                   WESTBEACH CANADA ULC


                                   by:    /s/Blair Mullin
                                   ----------------------------------
                                   title: President



                                   WESTBEACH SPORTS INC.


                                   by:    /s/John Textor
                                   ----------------------------------
                                   title: President

                                   SCHEDULE 1.1(k)

                                      INVENTORY

Westbeach Canada - Retail
Inventory Summary                           C$

Accessories                                  195,424.71
Footwear                                     100,754.29
Retail Inhouse                                10,114.00
Ladies Streetwear                             50,129.30
Outerwear 98                                   3,261.75
Outerwear Y2K                                268,962.34
Snowboard Gear 97                              1,264.50
Snowboard Gear 98                             13,131.41
Snowboard Gear 00                            430,683.99
Skate Gear                                    25,711.28
Snowboard Gear                                  (264.00)
Street Wear                                  108,809.66
Surf Gear                                     20,834.79
Westbeach Misc                                    19.48
Westbeach S/S 97                                  14.56
F/W 97                                           118.00
S/S 98                                           401.75
S/S 99                                         8,064.72
WB F/W Y2K                                   201,342.53
Unfinished Goods                              14,263.36
Morrow FW 98                                   3,608.17
WB F/W 98                                      2,414.10
Total                                      1,459,064.69

                                   SCHEDULE 1.1(w)

                                      TRADEMARKS

                                      SCHEDULE A



       WESTBEACH REGISTRATIONS/APPLICATIONS



       NORTH AMERICA


       CANADA:

       Registered:

       WESTBEACH (word mark)
       THREE SURFBOARDER LOGO (design)
       WESTBEACH & THREE SURFBOARDER LOGO (design)

       Pending:

       WESTBEACH CLASSIC (word mark)
       CIRCLE & MAPLE LEAF LOGO (design)


       UNITED STATES:

       Registered:

       WESTBEACH (word mark)
       WESTBEACH & THREE SNOWBOARDER LOGO (design) (trade mark & service mark)

       Pending:

       WESTBEACH CLASSIC (word mark)



       EUROPE


       AUSTRIA

       Registered:

       WESTBEACH (word mark)
       THREE SNOWBOARDER LOGO (design)

       BENELUX

       Registered:

       WESTBEACH (word mark)
       THREE SNOWBOARDER LOGO (design)


       CZECH REPUBLIC

       Registered:

       WESTBEACH (word mark)


       DENMARK

       Registered:

       WESTBEACH (word mark)


       EUROPEAN COMMUNITY

       Registered:

       WESTBEACH (word mark)


       FRANCE

       Registered:

       WESTBEACH (word mark)
       THREE SNOWBOARDER LOGO (design)


       GERMANY

       Registered:

       WESTBEACH (word mark)
       THREE SNOWBOARDER LOGO (design)

       ITALY

       Registered:

       WESTBEACH (word mark)
       THREE SNOWBOARDER LOGO (design)


       NORWAY

       Registered:

       WESTBEACH (word mark)


       SPAIN

       Registered:

       WESTBEACH (word mark)
       THREE SNOWBOARDER LOGO (design)


       SWEDEN

       Registered:

       WESTBEACH (word mark)
       THREE SNOWBOARDER LOGO (design)


       SWITZERLAND

       Registered:

       WESTBEACH (word mark)
       THREE SNOWBOARDER LOGO (design)


       UNITED KINGDOM

       Registered:

       WESTBEACH (word mark)
       THREE SNOWBOARDER LOGO (design)

       ASIA AND SOUTH PACIFIC

       AUSTRALIA

       Registered:

       WESTBEACH (word mark
       THREE SNOWBOARDER LOGO (design)


       CHINA

       Registered:

       WESTBEACH (word mark) [* in certain classes only]


       JAPAN

       Registered:

       WESTBEACH (word mark) [* in certain classes only]
       THREE SNOWBOARDER LOGO (design)
       WESTBEACH & THREE SNOWBOARDER LOGO


       KOREA

       Registered:

       WESTBEACH (word mark) [* in certain classes only]


       NEW ZEALAND

       Registered:

       WESTBEACH (word mark)

N.B. The original applicant for many of the WESTBEACH marks was Westbeach Surf Company, a federally incorporated company which subsequently changed its name to Westbeach Snowboard Canada Ltd. and extraprovincially registered in the province of British Columbia. The company then continued into the province of Nova Scotia as Westbeach Snowboards Canada Limited where it amalgamated with Morrow Snowboards ULC and Morrow Westbeach Limited to form Morrow Westbeach Canada ULC. Morrow Westbeach Canada ULC later changed its name to Westbeach Canada ULC.

       All these name changes have been duly recorded for the Canadian applications and registrations. Duly-executed requests were filed in the U.S.P.T.O. on September 2, 1999 to record the name change from Morrow Westbeach Canada ULC to Westbeach Canada ULC. for the U.S. registrations. The WESTBEACH CLASSIC mark is being filed in the name of Westbeach Canada ULC.

       None of the name recordals for the other registrations and applications are current.

A.     NORTH AMERICA



1.     CANADA



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       August 12, 1988

       Registration no.:        TMA343,815

       Description:             Men's, women's and children's clothing, namely,
                     t-shirts, shirts, pants, shorts, sweatshirts, tank tops, overalls, skirts, blouses and belts; bathing suits, jackets, jumpsuits, headbands, gloves, mitts and hats; watchbands, towels, sunglasses, wallets and key chains; board bags, sports bags and packs; surfboards, leashes, banners, board waxes, scrapers and decals (wares); operation of retail outlets selling clothing, sports equipment and accessories (services)

       Renewal/expiry date:     August 12, 2003

       Remarks:                 The registration is in the name of Westbeach
                                Canada ULC
                                Associated mark:  TMA344,461 (WESTBEACH &
                                Design)

       Trade mark agents:       Boughton Peterson Yang Anderson
                                1000 - 595 Burrard Street
                                Vancouver, B.C., Canada
                                V7X 1S8

                                Contact:  Bennett Lee

                                Tel:      (604) 687-6789
                                Fax:      (604) 647-4153
                                Email:    blee@bpya.com



       WESTBEACH & DESIGN

       Status:                  Registered

       Registration date:       September 9, 1988

       Registration no.:        TMA344,461

       Description:             Same as above

       Renewal/expiry date:     September 9, 2003

       Remarks:                 The registration is in the name of Westbeach
                                Canada ULC
                                Associated mark:  TMA343,815 (WESTBEACH)

       Trade mark agents:       Boughton Peterson Yang Anderson
                                1000 - 595 Burrard Street
                                Vancouver, B.C., Canada
                                V7X 1S8

                                Contact:  Bennett Lee

                                Tel:      (604) 687-6789
                                Fax:      (604) 647-4153
                                Email:    blee@bpya.com


       THREE SURFBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       June 23, 1989

       Registration no.:        TMA357,606

       Description:             Same as above

       Renewal/expiry date:     November 3, 2004

       Remarks:                 The registration is in the name of Westbeach
                                Canada ULC
                                Associated mark: TMA344,461 (WESTBEACH &
                                Design)

       Trade mark agents:       Boughton Peterson Yang Anderson
                                1000 - 595 Burrard Street
                                Vancouver, B.C., Canada
                                V7X 1S8

                                Contact:  Bennett Lee

                                Tel:      (604) 687-6789
                                Fax:      (604) 647-4153
                                Email:    blee@bpya.com

       CIRCLE & MAPLE LEAF LOGO (design)

       Status:                  Pending - Advertised

       Filing date:             November 28, 1997

       Application no.:         862,974

       Description:             Men's, women's and children's clothing, namely,
                     t-shirts, pants, shorts, sweatshirts, tank tops, blouses, jackets, pants, gloves, mitts, neck warmers and hats; watchbands, wallets and key chains; snowboard carrying bags, sports bags and packs; briefcases; leashes, banners, board waxes, scrapers and decals; snowboard locks and snowboard tools

       Remarks:                 The application is in the name of Westbeach
                     Canada ULC

       Trade mark agents:       Boughton Peterson Yang Anderson
                                1000 - 595 Burrard Street
                                Vancouver, B.C., Canada
                                V7X 1S8

                                Contact:  Bennett Lee

                                Tel:      (604) 687-6789
                                Fax:      (604) 647-4153
                                Email:    blee@bpya.com


       WESTBEACH CLASSIC (word mark)

       Status:                  Pending - Advertised

       Filing date:             January 15, 1998

       Application no.:         866,789

       Description:             Proposed use for the sponsorship, organization
                     and promotion of snowboarding competitions

       Remarks:                 The application is in the name of Westbeach
                     Canada ULC. Associated marks: TMA343,815 (WESTBEACH) TMA344,461 (WESTBEACH & Design)

       Trade mark agents:       Boughton Peterson Yang Anderson
                                1000 - 595 Burrard Street
                                Vancouver, B.C., Canada
                                V7X 1S8

                                Contact:  Bennett Lee

                                Tel:      (604) 687-6789
                                Fax:      (604) 647-4153
                                Email:    blee@bpya.com



2.     UNITED STATES



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       August 8, 1995

       Registration no.:        1,909,709

       Classes:                 6, 14, 18, 20, 25, 28

       Declaration period:      August 8, 2000-August 7, 2001

       Renewal/expiry date:     August 8, 2005

       Remarks:                 The registrations are in the name of Morrow
                     Westbeach Canada ULC. A request to record the name change to Westbeach Canada ULC was filed on September 2, 1999.

       Trade mark agents:       Preston Gates & Ellis
                                5000 Columbia Center
                                701 Fifth Avenue
                                Seattle, WA 98104-7078
                                U.S.A.

                                Contact: Sadie Fellhauer
                                Tel:      (206) 224-7312
                                Fax:      (206) 623-7022
                                Email:    sadief@prestongates.com



       THREE SNOWBOARDER LOGO (design/service mark)

       Status:                  Registered

       Registration date:       November 12, 1996

       Registration no.:        2,016,009

       Class:                   42

       Declaration period:      November 12, 2001-November 12, 2002

       Renewal/expiry date:     November 12, 2006

       Remarks:                 The registration is in the name of Morrow
                     Westbeach Canada ULC. A request to record the name change to Westbeach Canada ULC was filed on September 2, 1999.

       Trade mark agents:       Preston Gates & Ellis
                                5000 Columbia Center
                                701 Fifth Avenue
                                Seattle, WA 98104-7078
                                U.S.A.

                                Contact:  Sadie Fellhauer
                                Tel:      (206) 224-7312
                                Fax:      (206) 62307022
                                Email:    sadief@prestongates.com



       THREE SNOWBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       August 8, 1995

       Registration no.:        1,909,709

       Classes:                 6, 14, 18, 20, 25, 28

       Declaration period:      8 & 15 declaration filed May 18, 1999

       Renewal/expiry date:     August 8, 2005

       Remarks:                 The registration is in the name of Morrow
                     Westbeach Canada ULC. A request to record the name change to Westbeach Canada ULC was filed on September 2, 1999.

       Trade mark agents:       Preston Gates & Ellis
                                5000 Columbia Center
                                701 Fifth Avenue
                                Seattle, WA 98104-7078
                                U.S.A.

                                Contact:  Sadie Fellhauer

                                Tel:      (206) 224-7312
                                Fax:      (206) 623-7022
                                Email:    sadief@prestongates.com



       WESTBEACH CLASSIC (word mark)

       Status:                  In the process of refiling

       Filing date:             November __, 1999

       Application no.:         Not yet available

       Class:                   35

       Remarks:                 The application will be in the name of
                     Westbeach Canada ULC

       Trade mark agents:       Preston Gates & Ellis
                                5000 Columbia Center
                                701 Fifth Avenue
                                Seattle, WA 98104-7078
                                U.S.A.

                                Contact: Sadie Fellhauer
                                Tel:      (206) 224-7312
                                Fax:      (972) 583-8500
                                Email:    sachh@perkinscoie.com



B.     EUROPE



1.     AUSTRIA



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       N/A

       Registration no.:        126,322

       Classes:                 18, 25

       Renewal/expiry date:     August 31, 1999

       Remarks:                 The registration can be renewed within six
                     months of the expiry date (i.e. by February 28, 1999) by payment of a fine of 9,500ATS. The recorded owner is still Westbeach Snowboard Canada Ltd.

       Trade mark agents:       Dr. Thomas M. Haffner
                                Schottengasse 3a
                                Vienna A-1014 Austria

                                Tel:      43 1 533 2504
                                Fax:      43 1 533 9250
                                Email:    t.haffner@magnet.at



       THREE SNOWBOARDERS LOGO

       Status:                  Registered

       Registration date:       n/a

       Registration no.:        147,702

       Classes:                 14 & 28

       Renewal/expiry date:     June 23, 2003

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Patentanwalte Puchberger
                                Singerstrasse 13
                                A-1011 Wien
                                Austria
                                Tel:      43 1 512 2302
                                Fax:      43 1 513 3709
                                Email:    office@puchberger.co.at



2.     BENELUX (BELGIUM, LUXEMBOURG & THE NETHERLANDS)



       WESTBEACH (word mark)

       Status:                  Registered/Renewed

       Registration date:       March 16, 1989

       Registration no.:        457928

       Classes:                 18, 25

       Renewal/expiry date:     March 16, 2009

       Remarks:                 The registration is in the name of Morrow
                     Westbeach Canada ULC.

       Trade mark agents:       Vereenigde Octrooibureaux
                                Sietse U. Ottevangers
                                Nieuwe Parklaan 97
                                The Hague 2587BN
                                The Netherlands

                                Tel:      31 70 350 0464
                                Fax:      31 70 352 2723
                                Email:    trademark@unipat.nl



       THREE SNOWBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       July 15, 1993

       Registration no.:        534413

       Classes:                 14, 18, 25

       Renewal/expiry date:     July 15, 2003

       *

       Registration date:       September 13, 1994

       Registration no.         556385

       Class:                   28

       Renewal/expiry date:     September 13, 2004

       *

       Remarks:                 These registrations are in the name of
                     Westbeach Snowboard Canada Ltd.

       Trade mark agents:       De Bandt, Van Hecke & Lagae
                                Rue Brederode 13
                                B-1000 Brussels
                                Belgium
                                Tel: 32-2 501 94 11
                                Fax: 32-2 501 94 94



3.     CZECH REPUBLIC



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       April 28, 1998

       Registration no.:        208.872

       Classes:                 18, 25, 28

       Renewal/expiry date:     June 5, 2005

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Associated Law Offices
                                Vsetecka & Partners
                                Halkova 2
                                120 00 Prague 2
                                Czech Republic

                                Tel: 42 24 21 62 22
                                Fax: 42 24 22 25 60



4.     DENMARK



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       September 28, 1990
       Registration no.         6401-1990

       Classes:                 18, 25

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Renewal/expiry date:     September 28, 2000

       Trade mark agents:       Plougmann Vingtoft & Partners A/S
                                Sankt Annae Plads 11
                                Box 3007
                                DK-1021 Copenhagen K
                                Denmark

                                Tel: 45 33 63 93 00
                                Fax: 45 33 63 96 00
                                Email: pv@pv.dvc



5.     EUROPEAN COMMUNITY



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       January 8, 1999

       Registration no.:        473774

       Classes:                 16, 18, 25, 41

       Renewal/Expiry:          April 10, 2006

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Clifford Chance
                                200 Aldersgate Street
                                London EC1A 4JJ
                                England

                                Contact:  Jeffrey Parker
                                Tel: 44 171 600 1000

                                Fax: 44 171 600 5555



6.     FRANCE



       WESTBEACH (word mark)

       Status:                  Registration renewed

       Registration date:       November 19, 1997

       Registration no.:        1436421

       Class:                   25

       Renewal/expiry date:     November 19, 2007

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Clifford Chance
                                200 Aldersgate Street
                                London EC1A 4JJ
                                England



       THREE SNOWBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       March 8, 1993

       Registration no.:        93458422

       Classes:                 14, 18, 25, 28

       Renewal/expiry date:     March 7, 2003.

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Clifford Chance
                                200 Aldersgate Street
                                London EC1A 4JJ
                                England

                                Tel: 44 171 600 1000
                                Fax: 44 171 600 5555



7.     GERMANY




       WESTBEACH (word mark)

       Status:                  Registration renewed

       Registration date:       December 23, 1988

       Registration no.:        1132456

       Class:                   25

       Renewal/expiry date:     November 20, 2007

       Remarks:                 The registration is in the name of Westbeach
                     Surf Company Ltd.

       Trade mark agents:       Wessing & Berenberg-Gossler
                                80331 Munchen
                                Isartorplatz 8, Germany

                                Tel: (089) 210 38-0
                                Fax: (089) 210 38-300



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       October 16, 1989

       Registration no.:        W 38969

       Class:                   18

       Renewal/expiry date:     February 2, 1999

       Remarks:                 The registration is in the name of Westbeach
                     Surf Company Ltd.

       Trade mark agents:       Patentwalt Dipl.-Ing. Olaf Ruschke
                                Franziskanerastrasse 38

                                D-81669 Munich, Germany
                                Tel: 89 48 90 25 20
                                Fax: 89 98 71 05



       THREE SNOWBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       September 23, 1993

       Registration no.:        2045595

       Classes:                 14, 18, 25, 28

       Renewal/Expiry date:     January 5, 2003

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Patentwalt Dipl.-Ing. Olaf Ruschke
                                Franziskanerstrasse 38
                                D-81669 Munich, Germany

                                Tel: 89 48 90 25 20
                                Fax: 89 98 71 05



8.     ITALY



       WESTBEACH (word mark)

       Status:                  Registration renewed

       Registration date:       June 13, 1989

       Registration no.:        510 394

       Class:                   25

       Renewal/expiry date:     Not yet available

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Ing. Barzano & Zanardo Roma S.P.A.
                                26, Via Piemonte-00187
                                Rome, Italy

                                Tel:      39 6 47 43 241
                                Fax:      39 6 48 70 273



       THREE SNOWBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       February 17, 1993

       Registration no.:        RM93C/000461

       Classes:                 14, 18, 25, 28

       Renewal/expiry date:     February 17, 2003

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Ing. Barzano & Zanardo Roma S.P.A
                                26 Via Piemonte-00187
                                Roma, Italy

                                Tel: 39 6 47 43 241
                                Fax: 39 6 48 70 273



9.     NORWAY



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       October 25, 1990(?)

       Registration no.:        143 228

       Classes:                 18 and 25

       Renewal/expiry date:     October 25, 2000

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Bryns Patentkontor A/S
                                PO Box 765 Sentrum
                                N-0106 Oslo, Norway

                                Tel: 47 22 42 19 90
                                Fax: 47 22 42 23 54



10.    SPAIN



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       May 8, 1989

       Registration nos.:       1322348    (18)
                                1322349    (25)

       Classes:                 18, 25

       Remarks:                 Quinquennial taxes due October 5, 2000 and May
                     6, 2001. The registrations are in the name of Westbeach Snowboard Canada Ltd.

       Trade mark agents:       Roeb & Co. S.L.
                                Apartado Postal No. 365
                                28080 Madrid, Spain
                                Tel: 341 555 6597
                                Fax: 341 556 3534



       THREE SNOWBOARDER LOGO

       Status:                  Registered

       Registration date:       January 27, 1993(?)

       Registration No.         1741411   (14)
                                1741412   (18)
                                1741413   (25)
                                1741414   (28)

       Classes:                 14, 18, 25, 28

       Expiry date:             January 27, 2003

       Remarks:                 Quinquennial tax paid on March 6, 1998.  The
                     registrations are in the name of Westbeach Snowboard Canada Ltd.


       Trade mark agents:       Elzaburu
                                Miguel Angel, 21
                                28010 Madrid
                                Spain

                                Tel: 341 308 59 00
                                Fax: 341 319 38 10
                                Email: elzaburu@mcimail.com



11.    SWEDEN



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       March 21, 1991

       Registration no.:        222 027

       Classes:                 18, 25

       Renewal/expiry date:     March 21, 2001

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Nihlmarks Advokatbyra AB
                                Box 7701
                                S-10395
                                Stockholm, Sweden

                                Tel: 46 8 24 09 30
                                Fax: 46 8 21 58 04



       THREE SNOWBOARDER LOGO

       Status:                  Registered

       Registration date:       November 5, 1993

       Registration no.:        253 160

       Classes:                 14, 18, 25, 28

       Renewal/expiry date:     November 5, 2003

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Lagerlof & Leman
                                Strandvagen 7A
                                Box 5402
                                S-11484 Stockholm
                                Sweden

                                Tel: 46 8 665 66 00
                                Fax: 46 8 667 68 83

12.    SWITZERLAND



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       March 16, 1989(?)

       Registration no.:        371 372

       Classes:                 18 and 25

       Renewal/expiry date:     March 16, 2009

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       R. A. Egli & Co.
                                Horneggstrasse 4
                                Zurich CH 8008
                                Switzerland

                                Tel: 41 1 422 02 55
                                Fax: 41 1 422 04 77



       THREE SNOWBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       January 4, 1993

       Registration no.:        403 276

       Classes:                 14, 18, 25, 28

       Renewal/expiry date:     January 4, 2013

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Novamark S.A.
                                9 rue du Valais
                                1202 Geneva
                                Switzerland

                                Tel: 41 22 741 1550
                                Fax: 41 22 741 1522



13.    UNITED KINGDOM



       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       May 22, 2004

       Registration no.:        1327554

       Class:                   25

       Renewal/expiry date:     May 22, 2008

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada

                     Ltd.


       Trade mark agents:       Page White & Farrer
                                54 Doughty Street
                                London WC1N 2LS
                                England

                                Tel: 44 171 831 7929
                                Fax: 44 171 831 8040
                                Website: pagewhite.co.uk




       THREE SNOWBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       December 24, 1992

       Registration nos.:       1522633   (14)
                                1522634   (18)
                                1522636   (25)
                                1522635   (28)

       Classes:                 14, 18, 25, 28

       Renewal/expiry date:     December 24, 1999

       Remarks:                 These registrations are in the name of
                     Westbeach Snowboard Canada Ltd.

       Trade mark agents:       Clifford Chance
                                200 Aldersgate Street
                                London EC1A 4JJ
                                England

                                Tel: 44 171 600 1000
                                Fax: 44 171 600 5555
                                Website: http://www.cliffordchance.com




C.     ASIA AND SOUTH PACIFIC



1.     AUSTRALIA

       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       May 10, 1989

       Registration nos:        A510416   (25)
                                A510417   (18)

       Classes:                 18, 25

       Renewal/expiry date:     May 10, 2006

       Remarks:                 These registrations are in the name of
                     Westbeach Snowboard Canada Ltd.

       Trade mark agents:       Carter Smith & Beadle
                                PO Box 557
                                Camberwell
                                Victoria 3124
                                Australia

                                Tel: 61 3 9882 0599
                                Fax: 61 3 9882 9854
                                email: patent@csb.com.au



       THREE SNOWBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       April 30, 1993

       Registration nos:        A601592    (14)
                                A601593    (18)
                                A601594    (25)
                                A601595    (28)

       Classes:                 14, 18, 25, 28

       Renewal/expiry date:     April 30, 2003

       Remarks:                 Registrations are in the name of Morrow
                     Westbeach Canada ULC.

       Trade mark agents:       Griffith Hack

                                GPO Box 4164
                                Sydney NSW 2001
                                Australia

                                Contact:  John Terry
                                Tel: 612 9957 5944
                                Fax: 612 9957 6288
                                email: john.terry@griffithhack.com.au

2.     PEOPLE'S REPUBLIC OF CHINA




       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       September 21, 1997

       Registration nos.:       1106204   (18)
                                1100170   (25)

       Classes:                 18, 25

       Renewal/expiry date:     September 20, 2007

       *

       Status:                  Registered

       Registration date:       November 14, 1997

       Registration no.:        1126823

       Class:                   28

       Renewal/expiry date:     November 13, 2007

       Remarks:                 These registrations are in the name of
                     Westbeach Snowboard Canada Ltd.

       Trade mark agents:       Shanghai Patent & Trademark Agency
                                435 Guiping Road
                                Caohejing Hi-Tech Park
                                Shanghai 200233
                                China

                                Tel: 86 21 64853500
                                Fax: 86 21 64828651

3.     JAPAN




       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       September 30, 1991

       Registration no.         2334876

       Class:                   J21 (Japanese)

       Renewal/expiry date:     September 30, 2001

       Remarks:                 This registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       Sonderhoff & Einsel
                                No. 20 Mori Building
                                10th Floor
                                7-4 Nishi Shimbashi 2-chome
                                Minato-ku, Tokyo 105
                                Japan

                                Tel: 81 3 3503 3303
                                Fax: 81 3 3503 2288



       THREE SNOWBOARDER LOGO (design)

       Status:                  Registered

       Registration date:       April 28, 1994

       Registration no.:        2648294

       Class:                   J24

       *

       Status:                  Registered

       Registration date:       July 31, 1996

       Registration nos.:       3178899   (14)
                                3178900   (18)

       Classes:                 14, 18

       *

       Status:                  Registered

       Registration date:       August 30, 1996

       Registration no.:        3189122

       Class:                   25

       *

       Status:                  Registered

       Registration date:       May 16, 1997

       Registration no.:        3305900

       Class:                   28

       Remarks:                 These registrations are in the name of
                     Westbeach Snowboard Canada Ltd.

       Trade mark agents:       c/o Kashiwagi Sogo Law Offices
                                Atago Toyo Building
                                3-4 Atago 1-Chome
                                Minato-ku, Tokyo 105
                                Japan

                                Tel: 81 3 5472 5050
                                Fax: 81 3 5472 5077



       WESTBEACH & THREE SNOWBOARDER LOGO

       Status:                  Registered

       Registration date:       July 29, 1994

       Registration no.         2686720

       Class:                   J24

       Renewal/expiry date:     July 29, 2004

       Remarks:                 The registration is in the name of Westbeach
                     Snowboard Canada Ltd.

       Trade mark agents:       c/o Kashiwagi Sogo Law Offices
                                Atago Toyo Bldg.
                                3-4 Atago 1-Chome
                                Minato-ku, Tokyo 105
                                Japan
                                Tel:      81 3 5472 5050
                                Fax:      81 3 5472 5077



4.     KOREA




       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       December 13, 1997

       Registration nos.:       386328    (K25)
                                386329    (K43)

       Classes:                 K25, K43

       Renewal/expiry date:     December 12, 2007

       *

       Status:                  Registered

       Registration date:       December 29, 1997

       Registration no.:        388848

       Class:                   K45

       Renewal/Expiry:          December 29, 2007

       Remarks:                 These registrations are in the name of
                     Westbeach Snowboard Canada Ltd.

       Trade mark agents:       Bae, Kim & Lee
                                Shin-A Bldg.
                                39-1, Seosomun-Dong
                                Chung-ku
                                Seoul 100-752
                                Korea

                                Tel: 82 2 317 4114
                                Fax: 82 2 755 7676



5.     NEW ZEALAND




       WESTBEACH (word mark)

       Status:                  Registered

       Registration date:       June 15, 1995

       Registration nos.:       250170    (18)
                                250171    (25)

       Renewal/expiry date:     June 15, 2002

       Remarks:                 These registrations are in the name of
                     Westbeach Snowboard Canada Ltd.

       Trade mark agents:       Baldwin Son & Carey
                                Level 14
                                NCR House
                                342 Lambton Quay
                                PO Box 852
                                Wellington, New Zealand

                                Tel: 64 4 472 1094
                                Fax: 64 4 473 6712
                                Email: email@bscwlg.baldwins.co.az

                                     SCHEDULE 2.3

                             ALLOCATION OF PURCHASE PRICE


                   Fixed Assets                $234,697.25
                   Inventories                 $999,235.42
                   Accounts Payable           ($902,670.15)
                   Trademarks                   $79,531.81
                                             -------------
                   Net Assets Value            $410,794.33
                   Goodwill                  $2,039,205.67
                                             -------------
                   Purchase Price            $2,450,000.00

                                SCHEDULE 3.1(f)

                             FINANCIAL STATEMENTS

                              WESTBEACH CANADA ULC
           CONSOLIDATED FINANCIAL STATEMENTS FOR THE 9 MONTHS ENDING
                               SEPTEMBER 25, 1999

                                    CANADA            RETAIL              ADJ            CDN.CON        US - RETAIL
                              ------------------------------------------------------------------------------------
CASH                                28,376             1,850              --              30,226             5,642
ACCOUNTS RECEIVABLE - NET          957,976              --                               957,976              --
ACCTS. REC. - OTHER                276,518              --                               276,518              --
INVENTORY                          580,018         1,097,099           (27,217)        1,649,900           210,535
INVENTORY - OTHER                    8,991              --                                 8,991              --
RECEIVABLE INCOME TAX               78,000              --                                78,000              --
PREPAID                          1,013,549             2,473                           1,016,022              --
                              ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS             2,943,428         1,101,422           (27,217)        4,017,633           216,177

FURNITURE & EQUIPMENT              181,388            43,864                             225,252            12,520
COMPUTER EQUIPMENT                 253,735            63,766                             317,501            24,585
AUTOMOBILE                           8,063             8,063                              16,126              --
LEASEHOLD IMPROVEMENTS               4,935           242,918                             247,853            16,037
ACCUMULATED DEPREC                (364,913)         (204,575)                           (569,488)          (33,883)
TRADEMARKS                         118,060              --                               118,060              --
                              ------------------------------------------------------------------------------------
TOTAL FIXED ASSETS                 201,268           154,036              --             355,304            19,259
DEFERRED REFINANCING                  --                                                  --
WB - U.K                          (117,898)                                             (117,898)
WB- U.K. - INVESTMENT                  215                                                   215
WB - EUROPE                        548,642                                               548,642
WB- EUROPE - INVESTMENT             61,500                                                61,500
WB - RETAIL                     (1,618,093)             --           1,618,093              --
WB - USA - SALEM                    82,120                                                82,120
WB - USA                         1,458,667                                             1,458,667
WB - USA - INVESTMENT                  133                                                  133

                              ------------------------------------------------------------------------------------
TOTAL ASSETS                     3,559,982         1,255,458         1,590,876         6,406,316           235,436
                              ------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------

DUE FROM WB  US                                         --               --                               989,554
DUE FROM WB  US - SALEM                                 --               --
DUE FROM WB RETAIL                    --          (1,618,093)        1,618,093              --
DUE FROM WB GmbH
DUE FROM WB U.K                                                                           --
BANK LOAN - SCOTIA BANK               --                --                --                --                --
ACCOUNTS PAYABLE                   841,492         1,128,447                           1,969,939           150,409
ACCRUED PAYABLES                   268,756            83,508                             352,264             8,609
INCOME TAX PAYABLE                  29,232              --                                29,232              --
UNEARNED REVENUE                      --                                                    --
SHORT TERM LOAN                       --                                                    --
CAP LEASE/LOAN - CURRENT              --                --                                  --
                              ------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES        1,139,480          (406,138)        1,618,093         2,351,435         1,148,572

DEFERRED TAX                          --                                                    --                --
CAP. LEASE/LOAN - L.T                 --                --                                  --                --
LOAN FROM PARENT - MORROW        2,730,000                                             2,730,000              --
INTERCOMPANY - MORROW              (96,257)                               --             (96,257)         (575,311)
                              ------------------------------------------------------------------------------------
TOTAL LIABILITIES                3,773,223          (406,138)        1,618,093         4,985,178           573,261

EQUITY:
SHARE CAPITAL                      174,340                                               174,340               100
CURRENCY TRANSLATION

OPENING RETAINED EARNINGS         (810,164)        1,370,528           (73,299)          487,065          (148,378)
INCOME                             422,583           291,068            46,082           759,733          (189,547)
                              ------------------------------------------------------------------------------------
CLOSING RETAINED EARNINGS         (387,581)        1,661,596           (27,217)        1,246,798          (337,925)

TOTAL EQUITY                      (213,241)        1,661,596           (27,217)        1,421,138          (337,825)

                              ------------------------------------------------------------------------------------
TOTAL LIAB. & EQUITY             3,559,982         1,255,458         1,590,876         6,406,316           235,436
                              ------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------


                                  US - SALEM           CDN. EQ.              ADJ             EUROPE            CDN. EQ.
                              -----------------------------------------------------------------------------------------
CASH                                  2,441             11,916                               773,373             86,386
ACCOUNTS RECEIVABLE - NET           115,257            169,912                             2,419,271            270,233
ACCTS. REC. - OTHER                  (4,212)            (6,209)                              544,386             60,808
INVENTORY                            78,907            426,695               (734)         3,228,360            360,608
INVENTORY - OTHER                     4,212              6,209                               206,745             23,093
RECEIVABLE INCOME TAX                                     --
PREPAID                             127,588            188,090                                16,942              1,892
                              -----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                324,193            796,613               (734)         7,189,077            803,020

FURNITURE & EQUIPMENT                                   16,752                               682,620             76,249
COMPUTER EQUIPMENT                                      33,409                               177,455             19,822
AUTOMOBILE                                                                                   415,940             46,460
LEASEHOLD IMPROVEMENTS                                  22,243                                20,177              2,254
ACCUMULATED DEPREC                                     (47,229)                             (432,082)           (48,264)
TRADEMARKS                                                                                                         --
                              -----------------------------------------------------------------------------------------
TOTAL FIXED ASSETS                     --               25,176               --              864,110             96,521
DEFERRED REFINANCING
WB - U.K                                                  --                               2,128,314            237,733
WB- U.K. - INVESTMENT                                     --
WB - EUROPE                                               --
WB- EUROPE - INVESTMENT                                   --
WB - RETAIL                                               --
WB - USA - SALEM                                          --              (82,120)
WB - USA                                                  --           (1,458,667)
WB - USA - INVESTMENT                                     --                 (133)

                              -----------------------------------------------------------------------------------------
TOTAL ASSETS                        324,193            821,789         (1,541,654)        10,181,501          1,137,274
                              -----------------------------------------------------------------------------------------
                              -----------------------------------------------------------------------------------------

DUE FROM WB  US                        --            1,458,801         (1,458,801)                                 --
DUE FROM WB  US - SALEM              55,705             82,120            (82,120)                                 --
DUE FROM WB RETAIL                                        --                 --                                    --
DUE FROM WB GmbH                                          --                 --            4,911,744            548,642
DUE FROM WB U.K                                           --
BANK LOAN - SCOTIA BANK                                   --                 --               --                 --
ACCOUNTS PAYABLE                     23,718            256,698               --            1,636,208            182,764
ACCRUED PAYABLES                      7,965             24,433               --              (41,110)            (4,592)
INCOME TAX PAYABLE                                        --                 --
UNEARNED REVENUE                                          --
SHORT TERM LOAN                                           --
CAP LEASE/LOAN - CURRENT                                  --
                              -----------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES            87,388          1,822,052         (1,540,921)         6,506,842            726,814

DEFERRED TAX
CAP. LEASE/LOAN - L.T
LOAN FROM PARENT - MORROW              --                 --                 --                 --                 --
INTERCOMPANY - MORROW               358,113           (320,193)              --            8,879,104            991,796
                              -----------------------------------------------------------------------------------------
TOTAL LIABILITIES                   445,501          1,501,859         (1,540,921)        15,385,946          1,718,610

EQUITY:
SHARE CAPITAL                          --                  147               (147)           500,000             55,850
CURRENCY TRANSLATION                   --              (19,190)               148               --              103,183

OPENING RETAINED EARNINGS              --             (194,330)            (2,064)        (3,521,139)          (461,672)
INCOME                             (121,308)          (466,696)             1,330         (2,183,306)          (278,697)
                              -----------------------------------------------------------------------------------------
CLOSING RETAINED EARNINGS          (121,308)          (661,027)              (734)        (5,704,445)          (740,369)

TOTAL EQUITY                       (121,308)          (680,069)              (733)        (5,204,445)          (581,336)

                              -----------------------------------------------------------------------------------------
TOTAL LIAB. & EQUITY                324,193            821,790         (1,541,654)        10,181,501          1,137,274
                              -----------------------------------------------------------------------------------------
                              -----------------------------------------------------------------------------------------


                                  ADJ- SALEM            U.K.           CDN. EQ.             ADJ           WB-CONS
                              ------------------------------------------------------------------------------------
CASH                                  --                 641             2,037              --             130,565
ACCOUNTS RECEIVABLE - NET                              3,472             8,409              --           1,406,530
ACCTS. REC. - OTHER                                   33,784            81,825              --             412,941
INVENTORY                           (1,393)             --                --                --           2,435,076
INVENTORY - OTHER                                       --                --                                38,294
RECEIVABLE INCOME TAX                                   --                --                                78,000
PREPAID                                                1,728             4,185                           1,210,190
                              ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                (1,393)           39,825            96,456              --           5,711,596

FURNITURE & EQUIPMENT                                   --                --                                318,252
COMPUTER EQUIPMENT                                                        --                               370,732
AUTOMOBILE                                                                --                                62,586
LEASEHOLD IMPROVEMENTS                                                    --                               272,350
ACCUMULATED DEPREC                                                        --                              (664,980)
TRADEMARKS                            --                                  --                --             118,060
                              ------------------------------------------------------------------------------------
TOTAL FIXED ASSETS                    --                --                --                --             477,001
DEFERRED REFINANCING                                   --                                                  --
WB - U.K                          (237,733)                                              117,898                (0)
WB- U.K. - INVESTMENT                 --                                                    (215)             --
WB - EUROPE                       (548,642)                                                                   --
WB- EUROPE - INVESTMENT            (61,500)                                                                   --
WB - RETAIL                                                                                                   --
WB - USA - SALEM                                                                                              --
WB - USA                                                                                                      --
WB - USA - INVESTMENT                                                                                         --

                              ------------------------------------------------------------------------------------
TOTAL ASSETS                      (849,268)           39,825            96,456           117,683         6,188,596
                              ------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------

DUE FROM WB  US                                         --                --                                    (0)
DUE FROM WB  US - SALEM                                 --                --                                     0
DUE FROM WB RETAIL                    --                --                --                                  --
DUE FROM WB GmbH                  (786,330)           98,137           237,688                                  (0)
DUE FROM WB U.K                       --             (48,678)         (117,898)          117,898                (0)
BANK LOAN - SCOTIA BANK               --                --                --                --                --
ACCOUNTS PAYABLE                      --               1,590             3,851                           2,413,252
ACCRUED PAYABLES                      --              18,728            45,359                             417,465
INCOME TAX PAYABLE                    --                --                --                                29,232
UNEARNED REVENUE                      --                --                --                                  --
SHORT TERM LOAN                                                                                               --
CAP LEASE/LOAN - CURRENT                                                  --                                  --
                              ------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES         (786,330)           69,777           169,000           117,898         2,859,948
                              ------------------------------------------------------------------------------------
DEFERRED TAX                                                                                                 --
CAP. LEASE/LOAN - L.T                                                                                        --
LOAN FROM PARENT - MORROW                                                  --                             2,730,000
INTERCOMPANY - MORROW                                 41,494           100,498                             675,844
                              ------------------------------------------------------------------------------------
TOTAL LIABILITIES                 (786,330)          111,271           269,498           117,898         6,265,792

EQUITY:
SHARE CAPITAL                      (55,850)              100               242              (242)          174,340
CURRENCY TRANSLATION                (5,695)             --              10,434                27            88,907

OPENING RETAINED EARNINGS          (16,412)          (18,359)          (55,576)             --            (242,991)
INCOME                              15,019           (53,187)         (128,142)             --             (97,453)
                              ------------------------------------------------------------------------------------
CLOSING RETAINED EARNINGS           (1,393)          (71,546)         (183,718)             --            (340,444)

TOTAL EQUITY                       (62,938)          (71,446)         (173,042)             (215)          (77,197)

                              ------------------------------------------------------------------------------------
TOTAL LIAB. & EQUITY              (849,268)           39,825            96,457           117,683         6,188,596
                              ------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------

                             WESTBEACH CANADA ULC
           CONSOLIDATED FINANCIAL STATEMENTS FOR THE 9 MONTHS ENDING
                               SEPTEMBER 25, 1999


                                          Currrent Month           YTD or Sum
                                           WB-CONS /              of Current
                                           AVG US Exchg          Months In USD
                                        --------------------------------------
CASH                                                               $    88,566
ACCOUNTS RECEIVABLE - NET                                          $   954,097
ACCTS. REC. - OTHER                                                $   280,112
INVENTORY                                                          $ 1,651,795
INVENTORY - OTHER                                                  $    25,976
RECEIVABLE INCOME TAX                                              $    52,910
PREPAID                                                            $   820,913
                                        --------------------------------------
TOTAL CURRENT ASSETS                                                 3,874,370

FURNITURE & EQUIPMENT                                              $   215,881
COMPUTER EQUIPMENT                                                 $   251,480
AUTOMOBILE                                                         $    42,455
LEASEHOLD IMPROVEMENTS                                             $   184,744
ACCUMULATED DEPREC                                                 $  (451,079)
TRADEMARKS                                                         $    80,084
                                        --------------------------------------
TOTAL FIXED ASSETS                                                     323,566
DEFERRED REFINANCING                                               $      --
WB - U.K                                                           $        (0)
WB- U.K. - INVESTMENT                                              $      --
WB - EUROPE                                                        $      --
WB- EUROPE - INVESTMENT                                            $      --
WB - RETAIL                                                        $      --
WB - USA - SALEM                                                   $      --
WB - USA                                                           $      --
WB - USA - INVESTMENT                                              $      --
                                                                   $      --
                                        --------------------------------------
TOTAL ASSETS                                                         4,197,935
                                        --------------------------------------
                                        --------------------------------------

DUE FROM WB  US                                                    $        (0)
DUE FROM WB  US - SALEM                                            $         0
DUE FROM WB RETAIL                                                 $      --
DUE FROM WB GmbH                                                   $        (0)
DUE FROM WB U.K                                                    $        (0)
BANK LOAN - SCOTIA BANK                                            $      --
ACCOUNTS PAYABLE                                                   $ 1,636,991
ACCRUED PAYABLES                                                   $   283,180
INCOME TAX PAYABLE                                                 $    19,829
UNEARNED REVENUE                                                   $      --
SHORT TERM LOAN                                                    $      --
CAP LEASE/LOAN - CURRENT                                           $      --
                                        --------------------------------------
TOTAL CURRENT LIABILITIES                                            1,940,000

DEFERRED TAX                                                       $      --
CAP. LEASE/LOAN - L.T                                              $      --
LOAN FROM PARENT - MORROW                                          $ 1,851,852
INTERCOMPANY - MORROW                                              $   458,448
                                        --------------------------------------
TOTAL LIABILITIES                                                    4,250,300

EQUITY:
SHARE CAPITAL                                                      $   118,261
CURRENCY TRANSLATION                                               $    15,050

OPENING RETAINED EARNINGS                                          $  (160,815)
INCOME                                                             $   (24,861)
                                        --------------------------------------
CLOSING RETAINED EARNINGS                                             (185,675)

TOTAL EQUITY                                                           (52,365)

                                        --------------------------------------
TOTAL LIAB. & EQUITY                                                 4,197,935
                                        --------------------------------------
                                        --------------------------------------

                              WESTBEACH CANADA ULC
           CONSOLIDATED FINANCIAL STATEMENTS FOR THE 9 MONTHS ENDING
                               SEPTEMBER 25, 1999



                                       CANADA        RETAIL    ADJUSTMENTS  CDN. CONSOLIDAU  SD- RETAIL   US - SALEM    CDN. EQUIV.
                                   -----------------------------------------------------------------------------------------------
NET SALES                            3,465,527     3,126,324    (296,155)     6,295,696        363,508       116,849       717,784
COST OF GOODS SOLD                   2,352,602     1,935,707    (342,237)     3,946,072        275,605        65,017       509,462
                                   -----------------------------------------------------------------------------------------------
GROSS PROFIT                         1,112,925     1,190,617      46,082      2,349,624         87,903        51,832       208,322
                                   -----------------------------------------------------------------------------------------------
OPERATING EXPENSES:
               ACCOUNTING / ADMIN      315,330                                  315,330         70,942        36,570       161,793
               PRODUCT MANAGEMENT       66,622                                     --           66,622        39,935        59,767
                            SALES      385,134                                     --          385,134        42,977        63,970
                        MARKETING                                                                             44,286        66,133
                           RETAIL         --         904,359                    904,359        170,148          --         254,300
                      COMMISSIONS      167,855                                  167,855                        8,764        12,987
                     DEPRECIATION       37,647                                   37,647                         --            --
        US EX. GAIN/LOSS ON CONS            (1)          (10)       --              (11)           (10)            1             2

                                   -----------------------------------------------------------------------------------------------
TOTAL EXPENSES                         972,587       904,349        --        1,876,936        241,100       172,533       618,953
                                   -----------------------------------------------------------------------------------------------

E.B.I.T                                140,338       286,268      46,082        472,688       (153,197)     (120,701)     (410,631)

GAIN/LOSS ON DISPOSAL                     --            --                         --             --            --            --
MISC EXP/OTHER INCOME                  (32,733)       (4,130)                   (36,863)        (7,746)         --         (11,517)
GAIN/LOSS ON EXCHANGE                 (200,744)         (670)                  (201,414)        44,096           607        67,582
BANK & DEBENTURE INTEREST                 --            --                         --             --            --            --
CORPORATE INCOME TAX                   (48,768)         --                      (48,768)          --            --            --
                                   -----------------------------------------------------------------------------------------------
NET INCOME                             422,583       291,068      46,082        759,733       (189,547)     (121,308)     (466,696)
                                   -----------------------------------------------------------------------------------------------
                                   -----------------------------------------------------------------------------------------------

                   EXCHANGE RATE:  September 25/99                                              1.4742                   USD
                                   Average                                                      1.4819


                                  ADJUSTMENTS   EUROPE    CDN. EQUIV.  ADJUSTMENTS    U.K.   CDN. EQUIV.  ADJUSTMENTS  CONSOLIDATION
                                  --------------------------------------------------------------------------------------------------
NET SALES                           (73,970)   9,481,277   1,107,182      (432,992)  91,758    221,585         --         7,835,285
COST OF GOODS SOLD                  (75,300)   5,723,942     671,295      (448,011)  60,596    145,643         --         4,749,161
                                  --------------------------------------------------------------------------------------------------
GROSS PROFIT                          1,330    3,757,335     435,887        15,019   31,162     75,942         --         3,086,123
                                  --------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
              ACCOUNTING / ADMIN                 407,744      47,892                 (3,827)    (9,106)                     515,909
              PRODUCT MANAGEMENT                    --          --                                --                        126,389
                           SALES               3,486,123     425,120                 93,306    225,848                    1,100,072
                       MARKETING                                                                                             66,133
                          RETAIL                    --          --                                --                      1,158,659
                     COMMISSIONS                 465,481      53,620                  7,009     17,071                      251,533
                    DEPRECIATION                 270,385      31,594                              --                         69,241
       US EX. GAIN/LOSS ON CONS        --           --          --                     --         --           --                (9)

                                  --------------------------------------------------------------------------------------------------
TOTAL EXPENSES                         --      4,629,733     558,225          --     96,488    233,813         --         3,287,928
                                  --------------------------------------------------------------------------------------------------

E.B.I.T                               1,330     (872,398)   (122,339)       15,019  (65,326)  (157,871)        --          (201,804)

GAIN/LOSS ON DISPOSAL                               --          --                     --         --                           --
MISC EXP/OTHER INCOME                               --          --                     --         --                        (48,380)
GAIN/LOSS ON EXCHANGE                          1,310,908     156,358                (12,139)   (29,729)                      (7,202)
BANK & DEBENTURE INTEREST                           --          --                     --         --                           --
CORPORATE INCOME TAX                                --          --                     --         --                        (48,768)
                                  --------------------------------------------------------------------------------------------------
NET INCOME                            1,330   (2,183,306)   (278,697)       15,019  (53,187)  (128,142)        --           (97,453)
                                  --------------------------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------------------------

                  EXCHANGE RATE:                  0.1117     ATS                     2.4220    GBP
                                                  0.1129                             2.3927

                              WESTBEACH CANADA ULC
           CONSOLIDATED FINANCIAL STATEMENTS FOR THE 9 MONTHS ENDING
                               SEPTEMBER 25, 1999


                                                                  Sum of
                                         Currrent Month          Current
                                            WB-CONS /             Months
                                          AVG US Exchg            In USD
NET SALES                                 $ 1,113,380          $ 5,241,404
COST OF GOODS SOLD                        $   638,979          $ 3,176,177
                                        ----------------------------------
GROSS PROFIT                                  474,401            2,065,226
                                        ----------------------------------
OPERATING EXPENSES:
              ACCOUNTING / ADMIN          $    15,124          $   343,978
              PRODUCT MANAGEMENT          $    25,049          $    84,722
                           SALES          $    77,004          $   732,163
                       MARKETING          $    20,514          $    34,725
                          RETAIL          $    79,940          $   749,481
                     COMMISSIONS          $    38,752          $   168,488
                    DEPRECIATION          $     5,206          $    46,364
       US EX. GAIN/LOSS ON CONS           $      --            $         1

                                        ----------------------------------
TOTAL EXPENSES                                261,589            2,159,920
                                        ----------------------------------

E.B.I.T                                   $   212,812              (94,694)

GAIN/LOSS ON DISPOSAL                     $      --            $      --
MISC EXP/OTHER INCOME                     $       520          $   (32,742)
GAIN/LOSS ON EXCHANGE                     $    11,067          $    (3,929)
BANK & DEBENTURE INTEREST                 $      --            $      --
CORPORATE INCOME TAX                      $      --            $   (33,163)
                                        ----------------------------------
NET INCOME                                    201,225              (24,861)
                                        ----------------------------------
                                        ----------------------------------

                  EXCHANGE RATE:                                    1.4742
                                               1.4819

                              WESTBEACH CANADA ULC
         CONSOLIDATED FINANCIAL STATEMENTS FOR THE MONTH TO DATE ENDING
                               SEPTEMBER 25, 1999


                                     CANADA        RETAIL    ADJUSTMENTS  CDN. CONSOLIDATED  US- RETAIL   US - SALEM   CDN. EQUIV.
                                  ------------------------------------------------------------------------------------------------
NET SALES                          1,055,342      288,980     (53,604)        1,290,718        47,236       116,849      243,149
COST OF GOODS SOLD                   667,759      166,412     (42,983)          791,188        33,708        65,017      146,296
                                  ----------------------------------------------------------------------------------------------
GROSS PROFIT                         387,583      122,568     (10,621)          499,530        13,528        51,832       96,854
                                  ----------------------------------------------------------------------------------------------
OPERATING EXPENSES:
         ACCOUNTING / ADMIN           25,678                                     25,678        (5,267)       18,358       19,399
         PRODUCT MANAGEMENT           30,419                                     30,419                      4,521        6,699
                      SALES           46,713                                     46,713                      25,898       38,377
                  MARKETING                                                        --                        13,777       20,415
                     RETAIL             --        105,472                       105,472        20,514          --         30,399
                COMMISSIONS           32,243                                     32,243                       8,764       12,987
               DEPRECIATION            4,183                                      4,183                                     --
  US EX. GAIN/LOSS ON CONS.             --                                         --            --                         --

                                  ----------------------------------------------------------------------------------------------
TOTAL EXPENSES                       139,236      105,472        --             244,708        15,247        71,318      128,276
                                  ----------------------------------------------------------------------------------------------

E.B.I.T.                             248,347       17,096     (10,621)          254,822        (1,719)      (19,486)     (31,423)

GAIN/LOSS ON DISPOSAL                   --           --                            --            --            --           --
MISC EXP/OTHER INCOME                    (99)         870                           771          --            --           --
GAIN/LOSS ON EXCHANGE                (10,136)        --                         (10,136)       10,165           607       15,962
BANK & DEBENTURE INTEREST               --           --                            --            --            --           --
CORPORATE INCOME TAX                    --           --                            --            --            --           --
                                  ----------------------------------------------------------------------------------------------
NET INCOME                           258,582       16,226     (10,621)          264,187       (11,884)      (20,093)     (47,385)
                                  ----------------------------------------------------------------------------------------------
                                  ----------------------------------------------------------------------------------------------

             EXCHANGE RATE:       September 25/99                                              1.4742                    USD
                                  Average                                                      1.4819



                              ADJUSTMENTS     EUROPE    CDN. EQUIV.  ADJUSTMENTS    U.K.   CDN. EQUIV.  ADJUSTMENTS  CONSOLIDATION
                             -----------------------------------------------------------------------------------------------------
NET SALES                       (69,406)    2,230,584     251,721     (57,537)    (3,671)     (8,784)       --         1,649,863
COST OF GOODS SOLD              (69,483)    1,255,458     141,678     (62,808)      --          --          --           946,871
                             ---------------------------------------------------------------------------------------------------
GROSS PROFIT                         77       975,126     110,043       5,271     (3,671)     (8,784)       --           702,991
                             ---------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
         ACCOUNTING / ADMIN                   (33,134)     (3,739)                (7,910)    (18,926)                     22,411
         PRODUCT MANAGEMENT                                  --                                 --                        37,118
                      SALES                   223,857      25,262                  1,570       3,757                     114,109
                  MARKETING                                  --                                 --                        30,399
                     RETAIL                                  --                                 --                       118,459
                COMMISSIONS                   108,524      12,247                    (22)        (53)                     57,424
               DEPRECIATION                   31,294       3,532                                --                         7,715
  US EX. GAIN/LOSS ON CONS.        --                        --                                 --          --              --

                             ---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                     --         330,541      37,302        --       (6,362)    (15,222)       --           387,635
                             ---------------------------------------------------------------------------------------------------

E.B.I.T.                             77       644,585      72,741       5,271      2,691       6,439        --           315,356

GAIN/LOSS ON DISPOSAL                                        --                                 --                         --
MISC EXP/OTHER INCOME                                        --                                 --                           771
GAIN/LOSS ON EXCHANGE                         193,064      21,787                 (4,687)    (11,215)                     16,399
BANK & DEBENTURE INTEREST                                    --                                 --                          --
CORPORATE INCOME TAX                                         --                                 --                          --
                             ---------------------------------------------------------------------------------------------------
NET INCOME                           77       451,521      50,954       5,271      7,378      17,653        --           298,186
                             ---------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------------------------

             EXCHANGE RATE:                    0.1117     ATS                     2.4220     GBP
                                               0.1129                             2.3927

                           MORROW WESTBEACH CANADA ULC
            CONSOLIDATED FINANCIAL STATEMENTS FOR THE MONTH ENDING
                               JANUARY 30, 1999


                                       CANADA     RETAIL     ADJUSTMENTS CDN. CONSOLIDATE  USE- RETAIL   US - SALEM   CDN. EQUIV.
                                    --------------------------------------------------------------------------------------------
NET SALES                            2,410,185   2,837,344     (242,551)     5,004,978       316,272          --         474,634
COST OF GOODS SOLD                   1,684,843   1,769,295     (299,254)     3,154,884       241,897          --         363,167
                                    --------------------------------------------------------------------------------------------
GROSS PROFIT                           725,342   1,068,049       56,703      1,850,094        74,375          --         111,468
                                    --------------------------------------------------------------------------------------------
OPERATING EXPENSES:
               ACCOUNTING / ADMIN      289,652                                 289,652        76,209        18,212       142,395
               PRODUCT MANAGEMENT       36,203                                  36,203                      35,414        53,068
                            SALES      338,421                                 338,421                      17,079        25,593
                        MARKETING                                                                           30,509        45,718
                           RETAIL         --       798,887                     798,887       149,634          --         223,902
                      COMMISSIONS      135,612                                 135,612                        --            --
                     DEPRECIATION       33,464                                  33,464                        --            --
        US EX. GAIN/LOSS ON CONS             2          (8)        --               (6)            9             3             4

                                    --------------------------------------------------------------------------------------------
TOTAL EXPENSES                         833,354     798,879         --        1,632,233       225,852       101,217       490,679
                                    --------------------------------------------------------------------------------------------

E.B.I.T                               (108,012)    269,170       56,703        217,861      (151,477)     (101,217)     (379,211)

GAIN/LOSS ON DISPOSAL                     --          --           --             --            --            --            --
MISC EXP/OTHER INCOME                  (32,634)     (5,000)        --          (37,634)       (7,746)         --         (11,517)
GAIN/LOSS ON EXCHANGE                 (190,608)       (670)        --         (191,278)       33,931          --          51,620
BANK & DEBENTURE INTEREST                 --          --           --             --            --            --            --
CORPORATE INCOME TAX                   (48,768)       --           --          (48,768)         --            --            --
                                    --------------------------------------------------------------------------------------------
NET INCOME                             163,998     274,840       56,703        495,541      (177,662)     (101,217)     (419,313)
                                    --------------------------------------------------------------------------------------------
                                    --------------------------------------------------------------------------------------------

                   EXCHANGE RATE:  August 28/99                                               1.4895                     USD
                                   Average                                                    1.4985


                                  ADJUSTMENTS   EUROPE    CDN. EQUIV.   ADJUSTMENTS   U.K.   CDN. EQUIV.  ADJUSTMENTS CONSOLIDATION
                                  -----------------------------------------------------------------------------------------------
NET SALES                            (4,564)   7,250,693    855,460      (375,455)   95,429    230,369          --      6,185,422
COST OF GOODS SOLD                   (5,817)   4,468,484    529,616      (385,203)   60,596    145,643          --      3,802,290
                                  -----------------------------------------------------------------------------------------------
GROSS PROFIT                          1,253    2,782,209    325,844         9,748    34,833     84,726          --      2,383,132
                                  -----------------------------------------------------------------------------------------------
OPERATING EXPENSES:
               ACCOUNTING / ADMIN                440,878     51,631                   4,083      9,820                    493,498
               PRODUCT MANAGEMENT                   --                                            --                       89,271
                            SALES              3,262,266    399,857                  91,736    222,092                    985,963
                        MARKETING                                                                                          45,718
                           RETAIL                   --         --                                 --                    1,022,789
                      COMMISSIONS                356,957     41,373                   7,031     17,124                    194,109
                     DEPRECIATION                239,091     28,062                               --                       61,526
        US EX. GAIN/LOSS ON CONS       --             (1)      --            --        --         --            --             (2)

                                  -----------------------------------------------------------------------------------------------
TOTAL EXPENSES                         --      4,299,191    520,924          --     102,850    249,036          --      2,892,871
                                  -----------------------------------------------------------------------------------------------

E.B.I.T                               1,253   (1,516,982)  (195,080)        9,748   (68,017)  (164,310)         --       (509,739)

GAIN/LOSS ON DISPOSAL                               --         --                      --         --            --           --
MISC EXP/OTHER INCOME                               --         --                      --         --                      (49,151)
GAIN/LOSS ON EXCHANGE                          1,117,844    134,571                  (7,452)   (18,514)                   (23,602)
BANK & DEBENTURE INTEREST                           --         --                      --         --                         --
CORPORATE INCOME TAX                                --         --                      --         --                      (48,768)
                                  -----------------------------------------------------------------------------------------------
NET INCOME                            1,253   (2,634,826)  (329,651)        9,748   (60,565)  (145,795)         --       (388,218)
                                  -----------------------------------------------------------------------------------------------
                                  -----------------------------------------------------------------------------------------------

                   EXCHANGE RATE:                 0.1140    ATS                      2.3634    GBP
                                                  0.1156                             2.4042

                           MORROW WESTBEACH CANADA ULC
             CONSOLIDATED FINANCIAL STATEMENTS FOR THE MONTH ENDING
                               JANUARY 30, 1999


                                                            Sum of
                                       Currrent Month       Current
                                         WB-CONS /          Months
                                        AVG US Exchg        In USD
                                      --------------------------------
NET SALES                               $   474,246        $ 4,128,023
COST OF GOODS SOLD                      $   319,644        $ 2,537,198
                                      --------------------------------
GROSS PROFIT                                154,603          1,590,825
                                      --------------------------------
OPERATING EXPENSES:
               ACCOUNTING / ADMIN       $    36,215        $   328,854
               PRODUCT MANAGEMENT       $    42,172        $    59,674
                            SALES       $    63,071        $   655,159
                        MARKETING       $    14,211        $    14,211
                           RETAIL       $    57,582        $   669,541
                      COMMISSIONS       $    13,102        $   129,736
                     DEPRECIATION       $     5,171        $    41,158
        US EX. GAIN/LOSS ON CONS        $       -          $         1

                                      --------------------------------
TOTAL EXPENSES                              231,524          1,898,332
                                      --------------------------------

E.B.I.T                                 $   (76,922)          (307,507)

GAIN/LOSS ON DISPOSAL                   $       -          $       -
MISC EXP/OTHER INCOME                   $    12,113        $   (33,262)
GAIN/LOSS ON EXCHANGE                   $     3,980        $   (14,995)
BANK & DEBENTURE INTEREST               $       -          $       -
CORPORATE INCOME TAX                    $       -          $   (33,163)
                                      --------------------------------
NET INCOME                                  (93,015)          (226,086)
                                      --------------------------------
                                      --------------------------------

                   EXCHANGE RATE:                               1.4895
                                             1.4985

                              WESTBEACH CANADA ULC
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 25, 1999

                                                         25-Sep-99          25-Sep-99       25-Sep-99
                                                        ACTUAL - C$        BUDGET - C$     VARIANCE - C$
                                                     ---------------    --------------   ---------------
CASH                                                    $   130,565        $       -         $   130,565
ACCOUNTS RECEIVABLE - NET                                 1,406,530          7,204,210        (5,797,680)
ACCTS. REC. - OTHER                                         412,941                -             412,941
INVENTORY                                                 2,435,076          2,539,593          (104,517)
INVENTORY - OTHER                                            38,294                -              38,294
RECEIVABLE INCOME TAX                                        78,000                -              78,000
PREPAID                                                   1,210,190            420,750           789,440
                                                        -----------        -----------       -----------
TOTAL CURRENT ASSETS                                      5,711,596         10,164,553        (4,452,958)

FURNITURE & EQUIPMENT                                       318,252
COMPUTER EQUIPMENT                                          370,732
AUTOMOBILE                                                   62,586
LEASEHOLD IMPROVEMENTS                                      272,350
ACCUMULATED DEPREC                                         (664,980)
TRADEMARKS                                                  118,060
                                                        -----------        -----------       -----------
TOTAL FIXED ASSETS                                          477,001            499,820       $   (22,819)
                                                        -----------        -----------       -----------

DEFERRED REFINANCING

                                                        -----------        -----------       -----------
TOTAL ASSETS                                            $ 6,188,596        $10,664,374       $(4,475,780)
                                                        -----------        -----------       -----------


BANK LOAN - SCOTIA BANK                                 $       -          $ 3,769,037       $(3,769,037)
ACCOUNTS PAYABLE                                          2,413,252          1,794,626           618,627
ACCRUED PAYABLES                                            417,465            452,184           (34,719)
INCOME TAX PAYABLE                                           29,232                -              29,232
                                                        -----------        -----------       -----------
TOTAL CURRENT LIABILITIES                                 2,859,948          6,015,847        (3,155,898)

LOAN FROM PARENT - MORROW                                 2,730,000          2,866,781          (136,781)
INTERCOMPANY - MORROW                                       675,844            454,410           221,434
                                                        -----------        -----------       -----------
TOTAL LIABILITIES                                         6,265,792          9,337,038        (3,071,245)

EQUITY:
SHARE CAPITAL                                               174,340            238,804           (64,464)
CURRENCY TRANSLATION                                         88,907                -              88,907

OPENING RETAINED EARNINGS                                  (242,991)               -
INCOME                                                      (97,453)               -
                                                        -----------        -----------       -----------
CLOSING RETAINED EARNINGS                                  (340,444)         1,088,532        (1,428,976)

TOTAL EQUITY                                                (77,197)         1,327,336        (1,404,533)

                                                        -----------        -----------       -----------
TOTAL LIAB. & EQUITY                                    $ 6,188,596        $10,664,374       $(4,475,778)
                                                        -----------        -----------       -----------


* budgeted US exchange rate used -                           1.5300

Schedule 3.1(F) to Asset Pur K - Balance

                             WESTBEACH CANADA ULC
                         CONSOLIDATED INCOME STATEMENT
                   FOR THE 9 MONTHS ENDING SEPTEMBER 25, 1999

                                            25-Sep-99           25-Sep-99          25-Sep-99
                                              ACTUAL              BUDGET            VARIANCE
                                          ------------        ------------        ------------
NET SALES                                 $  7,835,285        $ 14,488,672        $ (6,653,387)
COST OF GOODS SOLD                           4,749,161           8,916,793          (4,167,631)
                                          ------------        ------------        ------------
GROSS PROFIT                                 3,086,123           5,571,879          (2,485,756)
OPERATING EXPENSES:
                 ACCOUNTING / ADMIN            515,909             615,383             (99,474)
                 PRODUCT MANAGEMENT            126,389             165,661             (39,271)
                              SALES          1,100,072           1,151,152             (51,080)
                          MARKETING             66,133             134,221             (68,088)
                             RETAIL          1,158,659           1,096,084              62,575
                        COMMISSIONS            251,533             713,877            (462,343)
                       DEPRECIATION             69,241             114,804             (45,563)
          US EX. GAIN/LOSS ON CONS                  (9)                                     (9)

                                          ------------        ------------        ------------
TOTAL EXPENSES                               3,287,928           3,991,181            (703,253)
                                          ------------        ------------        ------------

E.B.I.T                                       (201,804)          1,580,698          (1,782,502)

GAIN/LOSS ON DISPOSAL                              -                   -                   -
MISC EXP/OTHER INCOME                          (48,380)                -               (48,380)
GAIN/LOSS ON EXCHANGE                           (7,202)                -                (7,202)
BANK & DEBENTURE INTEREST                          -                16,083             (16,083)
CORPORATE INCOME TAX                           (48,768)                -               (48,768)

                                          ------------        ------------        ------------
NET INCOME (LOSS)                         $    (97,453)       $  1,564,615        $ (1,662,068)
                                          ------------        ------------        ------------
                                          ------------        ------------        ------------


* budgeted US exchange rate used -              1.5300

Schedule 3.1(F) to Asset Pur K - Income

                              WESTBEACH CANADA ULC
                          CONSOLIDATED INCOME STATEMENT
                   FOR THE 9 MONTHS ENDING SEPTEMBER 25, 1999



                                        25-Sep-99       25-Sep-99     25-Sep-99        25-Sep-99      25-Sep-99      25-Sep-99
                                          MONTH           MONTH         MONTH            Y-T-D          Y-T-D          Y-T-D
                                          ACTUAL         BUDGET        VARIANCE          ACTUAL         BUDGET        VARIANCE
                                      ------------   ------------   ------------    ------------    ------------    ------------
NET SALES                             $  1,649,863   $  3,495,832   $ (1,845,970)   $  7,835,285    $ 14,488,672    $ (6,653,387)
COST OF GOODS SOLD                         946,871      2,093,961     (1,147,090)      4,749,161       8,916,793      (4,167,631)
                                      ------------   ------------   ------------    ------------    ------------    ------------
GROSS PROFIT                               702,991      1,401,871       (698,880)      3,086,123       5,571,879      (2,485,756)
OPERATING EXPENSES:
                 ACCOUNTING / ADMIN         22,411         74,597        (52,185)        515,909         615,383         (99,474)
                 PRODUCT MANAGEMENT         37,118         71,238        (34,120)        126,389         165,661         (39,271)
                              SALES        114,109        107,434          6,675       1,100,072       1,151,152         (51,080)
                          MARKETING         30,399         73,350        (42,951)         66,133         134,221         (68,088)
                             RETAIL        118,459        118,072            387       1,158,659       1,096,084          62,575
                        COMMISSIONS         57,424        192,801       (135,377)        251,533         713,877        (462,343)
                       DEPRECIATION          7,715         11,416         (3,702)         69,241         114,804         (45,563)
          US EX. GAIN/LOSS ON CONS             -              -              -                (9)                             (9)

                                      ------------   ------------   ------------    ------------    ------------    ------------
TOTAL EXPENSES                             387,635        648,908       (261,273)      3,287,928       3,991,181        (703,253)
                                      ------------   ------------   ------------    ------------    ------------    ------------

E.B.I.T                                    315,356        752,963       (437,607)       (201,804)      1,580,698      (1,782,502)

GAIN/LOSS ON DISPOSAL                          -              -              -               -               -               -
MISC EXP/OTHER INCOME                          771            -              771         (48,380)            -           (48,380)
GAIN/LOSS ON EXCHANGE                       16,399            -           16,399          (7,202)            -            (7,202)
BANK & DEBENTURE INTEREST                      -            6,140         (6,140)            -            16,083         (16,083)
CORPORATE INCOME TAX                           -              -              -           (48,768)            -           (48,768)

                                      ------------   ------------   ------------    ------------    ------------    ------------
NET INCOME (LOSS)                     $    298,186   $    746,823   $   (448,637)   $    (97,453)   $  1,564,615    $ (1,662,068)
                                      ------------   ------------   ------------    ------------    ------------    ------------
                                      ------------   ------------   ------------    ------------    ------------    ------------


* budgeted US exchange rate used -                                                        1.5300

Schedule 3.1(F) to Asset Pur K - Month Income

                      GLOBAL CONSOLIDATED INCOME FORECAST
                               WESTBEACH ONLY
                                1999 TO 2000

              USD              1999 Totals      May-99         Jun-99          Jul-99         Aug-99
                                Projected    Actual to Date   Projected      Projected      Projected
                                ---------    --------------   ---------      ---------      ---------
 Wholesale Revenue               8,658,949     1,405,216            -              -        2,055,119
 Retail Revenue                  4,223,516     1,568,940        163,987        249,150        229,739
                              ------------------------------------------------------------------------
 Combined Revenue               12,882,465     2,974,157        163,987        249,150      2,284,858
 Cost of goods sold              7,749,840     1,935,120        102,114        161,025      1,368,602
                              ------------------------------------------------------------------------
 Gross Profit                    5,132,625     1,039,036         61,873         88,125        916,256
 Gross Profit Margin                  39.8%         34.9%          37.7%          35.4%          40.1%

 Commissions                       466,585       116,075            -              -          126,014
 Selling & Distribution Costs      977,863       468,445         64,927         74,834         70,218
 Marketing Expense                 234,685           -              -              -           47,941
 Product Management Exp            427,647        12,723            -              -           46,561
 Accounting Expense                572,387       246,399         15,241         22,741         48,756
 Retail Operating Expense        1,074,111       394,498         71,574         88,950         77,171
                              ------------------------------------------------------------------------
 Total Operating Expense         3,753,277     1,238,140        151,741        186,524        416,661

                              ------------------------------------------------------------------------
 EBITDA                          1,379,347      (199,104)       (89,869)       (98,399)       499,594

 Interest income (expense)          14,793           -             (653)          (653)         4,013
Depreciation/amortization           97,418        45,187          7,462          7,462          7,462
Gain on Sale of Assets                 -             -

                              ------------------------------------------------------------------------
 Net Income (loss)               1,267,137      (244,291)       (96,677)      (105,207)       488,119
                              ------------------------------------------------------------------------
                              ------------------------------------------------------------------------


                                    Sep-99         Oct-99         Nov-99        Dec-99
                                  Projected      Projected      Projected      Projected
                                  ---------      ---------      ----------     ---------
Wholesale Revenue                  3,523,613           -              -        1,675,000
Retail Revenue                       273,954       304,902        476,405        956,438
                                 --------------------------------------------------------
Combined Revenue                   3,797,568       304,902        476,405      2,631,438
Cost of goods sold                 2,261,108       187,601        288,842      1,445,426
                                 --------------------------------------------------------
Gross Profit                       1,536,460       117,301        187,563      1,186,012
Gross Profit Margin                     40.5%         38.5%          39.4%          45.1%

Commissions                          224,497           -              -              -
Selling & Distribution Costs          73,963        76,179         82,194         67,101
Marketing Expense                     39,785        39,735         38,613         68,613
Product Management Exp                48,991        57,321        127,991        134,061
Accounting Expense                    69,074        42,004         61,649         66,524
Retail Operating Expense              84,202        91,352         95,150        171,214
                                 --------------------------------------------------------
Total Operating Expense              540,511       306,590        405,597        507,512

                                 --------------------------------------------------------
EBITDA                               995,949      (189,289)      (218,034)       678,499

Interest income (expense)              7,805         4,013            455           (187)
Depreciation/amortization              7,462         7,462          7,462          7,462
Gain on Sale of Assets                                                               -

                                 --------------------------------------------------------
Net Income (loss)                    980,682      (200,764)      (225,951)       671,225
                                 --------------------------------------------------------
                                 --------------------------------------------------------


             Schedule 3.1(F) to Asset Pur K Covis Budget Income WS

                                   US ASSETS

                          -------------------------------------------------------------------------------------------------
RATES:                        1.326        1.4       1.4      1.36      1.35      1.42      1.55
                          -------------------------------------------------------------------------------------------------
                          -------------------------------------------------------------------------------------------------
Year                           1993       1994      1995      1996      1997      1998      1999
                          -------------------------------------------------------------------------------------------------
Furniture and Equipment        9931        387      1168      1034         0         0         0      12520     16,751.75
Fixed Assets                   1535       3146      5758     19652         0     (5506)        0      24585     33,409.21
Depreciation                  (3893)      (411)    (2795)    (6002)    (7084)    (3793)    (3728)    (27706)    (38,541.10)
Leaseholds                     4807                  449      2648         0      7436       697      16037     22,243.43
Amortization                  (2091)                (125)    (1228)    (1370)      827     (2190)     (6177)    (8,687.41)
                              10289       3122      4455     16104     (8454)    (1036)    (5221)     19259     25,175.88

                                   SCHEDULE 3.1(g)

                                  OTHER LIABILITIES


Nil.

                                   SCHEDULE 3.1(i)

                                     ENCUMBRANCES


       Secured Party:              Wyndcrest Partners, Ltd.
       Collateral Description:     All of the debtor's inventory, and all
                                   proceeds that are goods, intangibles,
                                   securities, documents of title, chattel
                                   paper, instruments or money (and terms used
                                   herein that are defined in the Personal
                                   Property Security Act of British Columbia
                                   have those defined meanings)
       Registration No.:           8555389
       Control No.:                B3399043
       Registration Date:          November 9, 1999
       Expiry Date:                November 9, 2000

                                   SCHEDULE 3.1(j)

                                      EQUIPMENT


Schedule separately provided.

                                   SCHEDULE 3.1(k)

                             CONDITIONAL SALES CONTRACTS,
                        TITLE RETENTION DOCUMENTS AND LICENCES


1.     TELECOMMUNICATIONS EQUIPMENT

       Secured Party:              Telecom Leasing Canada (TLC) Limited
       Collateral Description:     Telecommunications equipment lease #407938
       Registration No.:           7811411
       Control No.:                B2858079
       Registration Date:          August 11, 1998
       Expiry Date:                August 11, 2002

       Secured Party:              Telecom Leasing Canada (TLC) Limited
       Collateral Description:     Telecommunications equipment lease #408057
       Registration No.:           7866033
       Control No.:                B2896190
       Registration Date:          September 14, 1998
       Expiry Date:                September 14, 2004

2.     SECURITY SYSTEM

       The security systems for the Vancouver Store and Whistler Store are owned by a third party.

                                   SCHEDULE 3.1(l)

                                        LEASES


Leases separately provided.

                                   SCHEDULE 3.1(n)

                                      EMPLOYEES



RETAIL:                                                       WHOLESALE:
NAME                        TITLE                          NAME                         POSITION
Todd Allinott               Manager                        Roger Dowker                 Production/Logistics
Dave Suzuki                 Purchaser                      Perry Smitheram              Accounting Mgr
Clifford Garcia             Accountant                     Scott Sibley                 VP Sales
Mike McManus                Office Assistant               Aaron Macdonald              Mkg Mgr
Katie Smethurst             Store Clerk                    Marcia Martinez              Cdn Cust Service
Jody Page                   Store Supervisor               Karen Newton                 Accounting Clerk
Dan MacClure                Store Supervisor               Katherine Jernigan           Clerk Receptionist
Kent Porter                 Asst Shipper/Receiver          Barrie Keeley                Warehouse Mgr
Tim Gordon                  Store Clerk                    Devin Wilkins                Shipper/Receiver
Tristan Jensen              Store Clerk                    Walter Mack                  Warehouse Asst
Matthew Meadows             Store Clerk                    Manesh Sami                  Warehouse Asst
Carolyn Simons              Store Clerk                    Micky MacDonald              Euro Sales/Mkg Mgr
Kristin Strauch             Store Clerk                    Dave Andru                   Euro Acct / Credit Mgr
Liz Wilcox                  Store Clerk                    Sophie Roswahl               Euro Cust Service
Lise Desroches              Store Clerk                    Sonja Hortnagl               Clerk Receptionist
Adrain Howes                Store Clerk
James Fenton                Shipper/Receiver
Lisa Davis                  Store Clerk
Shuichi Nagase              Store Clerk
Kenta Goto                  Store Clerk
Katie Uyede                 Store Clerk
Sean Coggins                Store Clerk
Brian Stoutenburg           Store Clerk
Leonard Fong                Store Clerk
Jason McMahon               Store Clerk
Mark Thompson               Manager
John Nocholls               Store Clerk
Russ Thomas                 Store Clerk
Olivier Maltais             Store Clerk
Jenna Kristianson           Store Clerk
Guy Smalley                 Store Clerk
Ryan Rausch                 Store Clerk
Neil Ryan                   Store Clerk
Pamela Couch                Store Clerk

                                   SCHEDULE 3.1(r)

                                      LITIGATION


1.     MICHAEL JOSEPH FASHION AGENCY, INC.

       Company:             Morrow Snowboards Inc.
       Role:                Defendant
       Plaintiff:           Michael Joseph Fashion Agency, Inc.
       Solicitors:          R.L. Buckler, Edwards, Kenney & Bray (for plaintiff)
                            Allan P. Seckel, Russell & DuMoulin (for defendant)
       Court:               Vancouver Supreme
       Registry No.:        #C981832
       Nature of Claim:     Plaintiff seeking damages for breach of an exclusive
                            sales contract for Western Canada and alleging
                            termination thereof without cause.
       Defence:             Customary to terminate distributorship agreements on
                            short notice.  Plaintiff had actual knowledge of
                            this customer, and termination was per industry
                            custom.  During term of agreement, defendant's
                            products not sold through sales representatives
                            other than the plaintiff.  Plaintiff took no steps
                            to mitigate damages.
       Court Documents:     Writ of Summons filed April 8, 1998
                            Statement of Claim filed June 23, 1998
                            Statement of Defence filed July 22, 1998
                            Notice of Trial (October 2, 2000) filed April 23,
                            1999

2.     PAMA (H.K.) LTD.

       Company:             Westbeach Canada ULC
       Role:                Potential defendant
       Potential Plaintiff: Pama (H.K.) Ltd.
       Court:               No action commenced as yet.
       Nature of Claim:     Demand for payment of US$91,659.24 for salesman
                            sample production.
       Defence and          Company entitled to set-off of US$43,784.16 for
                            production by
       Counterclaim:        company owned by related parties.  Claim for losses
                            arising from delays in production and improper
                            preparation of customs documentation, such that
                            delivery of sample items arrived after major
                            showings, causing a marked decline in sales and an
                            impact on buyer confidence.
       Settlement:          In principle, a settlement has been reached to
                            settle all outstanding matters between the parties in exchange for the payment by Westbeach to Pama of US$55,500. Further negotiations may ensue as to amount and payment schedule.

                                   SCHEDULE 3.1(x)

                      OTHER CONTRACTS, AGREEMENTS AND DOCUMENTS

-------------------------------------------------------------------------------
 1.     LEVANTE DISTRIBUTION AGREEMENT FOR JAPAN
-------------------------------------------------------------------------------
 PARTIES:        Westbeach Snowboard Canada Ltd.
                 Levante, Inc.
-------------------------------------------------------------------------------
 EFFECTIVE       October 1, 1995
 DATE:
-------------------------------------------------------------------------------
 SUMMARY OF      Westbeach grants exclusive distribution rights to Levante for
 TERMS:          products bearing Westbeach names and marks in Japan under the terms and conditions of the agreement.

                 Copy of agreement available.
-------------------------------------------------------------------------------
 2.     LABATT PROMOTIONAL RIGHTS AGREEMENT
-------------------------------------------------------------------------------
 PARTIES:        Labatt Brewing Company Limited
                 Morrow Westbeach Canada Inc.
-------------------------------------------------------------------------------
 EFFECTIVE       October 31, 1997
 DATE:
-------------------------------------------------------------------------------
 SUMMARY OF      Westbeach grants Labatt the right to produce the Westbeach
 TERMS:          Classic snowboard event and the right to use the names and trademarks associated with "Westbeach Classic" during the term of the agreement.

                 Copy of agreement available.
-------------------------------------------------------------------------------
 3.     TYLER LEPORE RIDER CONTRACT
-------------------------------------------------------------------------------
 PARTIES:        Morrow Snowboards, Inc.
                 Tyler Lepore
-------------------------------------------------------------------------------
 EFFECTIVE       April 1, 1999
 DATE:
-------------------------------------------------------------------------------
 SUMMARY OF      Lepore agrees to ride exclusively as a Pro Rider for Morrow
 TERMS:          products and assist Morrow in promoting, evaluating and
                 designing its products and those of its competitors and establishing Morrow's international marketing system, during the term of the agreement.

                 Copy of agreement available.
-------------------------------------------------------------------------------
 4.     JOSH DIRKSEN RIDER CONTRACT
-------------------------------------------------------------------------------
 PARTIES:        Morrow Snowboards, Inc.
                 Josh Dirksen
-------------------------------------------------------------------------------
 SUMMARY OF      Dirksen agrees to ride exclusively as a Pro Rider for Morrow
 TERMS:          products and assist Morrow in promoting, evaluating and
                 designing its products and those of its competitors and establishing Morrow's international marketing system, during the term of the agreement.

                 No copy of agreement available.
-------------------------------------------------------------------------------
 5.     LANCOR TRADING LTD. LETTER AGREEMENT (SEPTEMBER 9, 1999)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 PARTIES:        Lancor Trading Ltd. (Angela Grams)
                 Westbeach Canada Inc.
-------------------------------------------------------------------------------
 EFFECTIVE       August 15, 1999
 DATE:
-------------------------------------------------------------------------------
 SUMMARY OF      Lancor agrees to provide management services to Westbeach
 TERMS:          including management of new product design, development, and manufacturing.

                 Copy of agreement available.
-------------------------------------------------------------------------------
 6.     LANCOR TRADING LTD. LETTER AGREEMENT (AUGUST 31, 1998)
-------------------------------------------------------------------------------
 PARTIES:        Lancor Trading Ltd. (Angela Grams)
                 Morrow Snowboards, Inc.
-------------------------------------------------------------------------------
 EFFECTIVE       June 1, 1998
 DATE:
-------------------------------------------------------------------------------
 SUMMARY OF      Lancor agrees to manage the Apparel Team and participate in
 TERMS:          the Morrow senior management team.  Lancor agrees to report to
                 Blair Mullin, President of Morrow.
-------------------------------------------------------------------------------
 7.     FILMAR SKI CORPORATION LETTER AGREEMENT
-------------------------------------------------------------------------------
 PARTIES:        Westbeach Snowboard USA Inc.
                 Morrow Westbeach Canada Inc.
                 Filmar Ski Corporation
-------------------------------------------------------------------------------
 EFFECTIVE       September 23, 1999
 DATE:
-------------------------------------------------------------------------------
 SUMMARY OF      Westbeach and Morrow agree to assign to Filmar Ski Corporation
 TERMS:          the right to ship and invoice Westbeach and Morrow USA and
                 Canadian customers directly, for shipments of certain styles of sweaters and knit beanies.

                 Copy of agreement available.
-------------------------------------------------------------------------------
 8.     CHIP WILSON CONSULTING CONTRACT
-------------------------------------------------------------------------------
 PARTIES:        Chip Wilson
                 Westbeach Snowboard Canada Inc.
-------------------------------------------------------------------------------
 EFFECTIVE       Effective through to the end of 2000 Westbeach Classic
 DATE:
-------------------------------------------------------------------------------
 SUMMARY OF      Wilson will advise on snowboard fashion and consult for the
 TERMS:          Westbeach Classic.  Westbeach will pay Wilson $2,500 per
                 month.

                 Verbal agreement.
-------------------------------------------------------------------------------